As filed with the Securities and Exchange Commission on March 10, 2006.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8352

                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)


                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036

                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code


Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------




                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND


                                  Annual Report
                                December 31, 2005

DEAR FELLOW SHAREHOLDERS:
We are pleased to report the following performance information for the LKCM
Funds:

                                                                                            FIVE YEAR      TEN YEAR        AVG.
                                                                             ONE YEAR         AVERAGE       AVERAGE      ANNUAL
                                                                                TOTAL      ANNUALIZED    ANNUALIZED       TOTAL
                                                                               RETURN          RETURN        RETURN      RETURN
                                                INCEPTION       NAV @           ENDED           ENDED         ENDED       SINCE
FUNDS                                               DATES       12/31/05     12/31/05        12/31/05      12/31/05    INCEPT.*
LKCM Equity Fund - Institutional Class             1/3/96       $13.30          4.80%           1.26%           N/A       8.36%
  S&P 500 Index1                                                                4.91%           0.54%           N/A       8.98%

LKCM Small Cap Equity Fund - Institutional Class  7/14/94       $21.12         14.42%          12.28%        12.91%      14.36%
  Russell 2000 Index2                                                           4.55%           8.22%         9.26%      10.67%

LKCM Small Cap Equity Fund - Adviser Class         6/5/03       $20.95         14.16%             N/A           N/A      22.66%
  Russell 2000 Index2                                                           4.55%             N/A           N/A      17.65%

LKCM International Fund                          12/30/97       $11.10         20.49%           0.80%           N/A       4.85%
  MSCI/EAFE Index3                                                             14.02%           4.94%           N/A       6.67%

LKCM Balanced Fund                               12/30/97       $12.42          5.87%           3.18%           N/A       4.87%
  S&P 500 Index1                                                                4.91%           0.54%           N/A       4.78%
  Lehman Bond Index4                                                            1.58%           5.50%           N/A       5.79%

LKCM Fixed Income Fund                           12/30/97       $10.24          1.79%           4.93%           N/A       5.07%
  Lehman Bond Index4                                                            1.58%           5.50%           N/A       5.79%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher that the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

2 The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $665 million.

3 The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.


The stock market provided investors with a third year of positive returns, although the gains were modest. The Standard & Poor's 500 Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index all advanced on a total return basis. The positive influence of stronger than expected earnings growth, stable bond prices, a robust global economy, continued strong housing and consumer trends, improved corporate balance sheets, increased capital spending, and the rising dollar were offset by concerns over high energy costs, rising short-term interest rates, the overhang of the war in Iraq, worry over a housing bubble, and a general hesitation by corporate management toward the reinvestment of cash flows. As a result, the market's volatility was low and showed little movement for the year. The energy area was by far the most rewarding and, to the extent investors did well in 2005, it is likely that investments in that sector of the market played an important role.

We believe the U.S. economy will continue to grow in 2006. The rate of gain is likely to slow however as the impact of a weakening rate of growth in the housing sector should cause less robust consumer activity than in 2005. This slowdown will likely be offset by greater capital spending in the corporate sector, where business is good and balance sheets are healthy. Increased capital spending, in turn, should stimulate the hiring of new employees.

The Federal Reserve is likely to end the move to higher short-term interest rates during the first half of 2006 at a level of 5.0% or perhaps lower. We believe the Federal Reserve is unlikely to implement a highly restrictive policy unless inflation moves higher than most economists are forecasting. Much higher rates could cause significant weakness in housing as well as the overall economy, a situation the Federal Reserve would like to avoid.

The global economy for 2006 looks positive and should offset the expected slowdown in U.S. consumer activity. The global economic and liquidity conditions look healthy and opportunities for U.S. companies to participate in this environment are good.

We continue to forecast that bond yields will rise across the curve. However, the structural forces which have been a factor in holding down long-term yields are likely to persist, given excess global liquidity, low inflation, and, in some cases, the expectations of a mid-cycle economic slowdown in the U.S.

The value of the dollar, while stronger in 2005, is likely to weaken in 2006. However, we would not anticipate significant deterioration unless the U.S. economy is much weaker than we expect.

Some of the risks to our 2006 forecast would be a sharp increase in the price of oil, significant weakness in the value of the U.S. dollar, a discernible increase in the rate of inflation or a collapse in real estate values. While these conditions could occur they are not in our forecast.

We believe the stock market will generate positive returns again in 2006. While the rate of gain in corporate profits is expected to slow to normal historical levels of 6.0% to 8.0%, we believe the peaking of short-term interest rates coupled with low inflation and a strong global economy will produce a rising stock market. Corporate merger activity should remain strong. Increasing dividends and share repurchases will be an additional positive for the market. The valuation of share prices based on a forward P/E and historically low bond yield creates an attractive environment for investing in the public stock markets.

The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid to large sized companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. For 2005, the Fund returned 4.8% vs. the S&P 500's 4.9% return. As of December 31, 2005, the total net assets in the portfolio were $46.5 million with 93.3% of the net assets invested in common stocks and 6.7% in cash reserves, net of liabilities. During the year, our performance benefited from stock selection and an overweight position in the Energy sector while our Technology investments were a drag to our investments. The Fund remains well positioned with a broadly diversified portfolio of quality companies.

The LKCM Small Cap Equity Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund's Institutional Class during the year was 14.4% vs. the Russell 2000's 4.6% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of December 31, 2005, the total net assets of the portfolio were $379.6 million with 94.5% of the net assets invested in common and preferred stocks and 5.5% in cash reserves, net of liabilities. We generated positive returns for our investors in the year as we added value from both our stock selection as well as from our sector allocation decisions. Our stock selection in Technology and our decision to overweight the Energy sector was beneficial to our results. Stock selection in the Industrial sector and our overweight in the Consumer sectors were slightly negative to our performance.

The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. We believe our diversified, total return approach proved successful during the year as the Fund returned 5.9% vs. the 4.9% return in the S&P 500 and the 1.6% return in the Lehman Index. As of December 31, 2005, total net assets were $9.2 million and the asset mix contained 70.7% common stocks, 26.1% corporate bonds, 1.6% in government bonds, and 1.6% in cash reserves, net of liabilities. The equity sector of the Fund contributed the majority of the Fund's returns for the year. Within the equity sector, our Energy exposure added significantly to our performance while Technology was a slight drag. We believe the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment strategy for long-term investors.

The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, short to intermediate maturity portfolio. Our primary focus is to identify corporate bonds with strong credit profiles and attractive yields. The Fund had an average duration at December 31, 2005, of 2.9 years and an average quality rating by Standard &Poor's Corporation of Single A. Relative to the comparable benchmark, the portfolio had a higher percentage of its assets invested in corporate bonds and had a shorter average duration. The Fund's shorter duration focus on higher credit quality issues was additive to our results. During the year, the Fund returned 1.8% vs. 1.6% for the Lehman Government Credit Intermediate Index. As of December 31, 2005, total net assets were $115.6 million and the asset mix was 78.2% in corporate bonds and first mortgage bonds, 1.7% in preferred stocks, 13.5% in U.S. Government and Agency Issues, and 6.6% in cash and cash equivalents, net of liabilities.

At LKCM, our investment objective is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM through your investment in these Funds.

/s/ J. Luther King, Jr.

J. Luther King, Jr., CFA
February 1, 2006

Please refer to the Schedule of Investments found on pages 15-27 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Small Cap Equity Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The LKCM International Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

                     TT INTERNATIONAL INVESTMENT MANAGEMENT

The LKCM International Fund is managed in a style that seeks absolute returns. 2005

LKCM INTERNATIONAL FUND: 20.49%             MSCI EAFE: 14.02%

Performance - The portfolio had a very strong year both in absolute and relative terms and ended 2005 over 6% ahead of the benchmark. International equity markets produced positive returns in local currencies but dollar-based investors suffered negative absolute returns as a result of the strengthening U.S. dollar. Hedging a portion of the portfolio's Japanese Yen exposure back to the U.S.$ was also a significant positive in the fourth quarter of 2005. The pro-cyclical stance of the portfolio (especially within Europe) was also rewarded by positive returns from stock selection in the Industrials, Consumer Discretionary and Materials sectors. The portfolio benefited from being overweight Japan and from being exposed to Japanese stocks geared to the reviving domestic Japanese economy.

Markets - Stock markets around the world rallied sharply in 2005 despite a number of potentially negative issues which seemed poised to dampen investor sentiment for much of the year. If one theme dominated the headlines during the year, it was the surge in the price of oil, which reached a series of record highs before finally breaching the $70 per barrel in August in the wake of the hurricanes that devastated the southern states of the U.S. The `higher for longer' oil price compounded concerns over slowing global growth, which came to a head in April when equity markets suffered a sharp correction.

Despite concerns that oil would be a large drag on the global economy, growth was actually stronger than anticipated, driven by loose monetary conditions and boosted by strong demand from the world's new powerhouse, China. This in turn pushed many equity markets to multi-year highs with some of the more economically sensitive areas of the market (Basic Industries, General Industrials) leading the gains. However, while global growth, and in particular U.S. growth, has been better than many anticipated, it came with the threat of higher inflation and consequently the worry of tighter financial conditions.

Past performance does not guarantee future results.

                       This page intentionally left blank.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
====================================================================================================================================
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        5 YEARS       10 YEARS    INCEPTION(1)
====================================================================================================================================
LKCM SMALL CAP EQUITY FUND -
  INSTITUTIONAL CLASS                                                        14.42%        12.28%         12.91%        14.36%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                            4.55%         8.22%          9.26%        10.67%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Fund
Index                                                                         7.56%         9.19%         10.80%        12.43%
------------------------------------------------------------------------------------------------------------------------------------

(1) July 14, 1994

Line Chart:
A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Institutional Class

        LKCM Small Cap Equity
        Fund - Institutional      Russell 2000 Total       Lipper Small Cap Core
        Class $33,662             Return Index $24,253     Fund Index $27,889
12/95   10000                     10000                    10000
12/96   12567                     11649                    11871
12/97   15467                     14255                    14510
12/98   14499                     13892                    13982
12/99   16938                     16845                    16803
12/00   18864                     16336                    17968
12/01   20279                     16742                    19249
12/02   17889                     13313                    15547
12/03   24098                     19603                    21907
12/04   29420                     23196                    25929
12/05   33662                     24253                    27889

AVERAGE ANNUAL TOTAL RETURN
====================================================================================================================================
                                                                                                           PAST          SINCE
                                                                                                          1 YEAR     INCEPTION(1)
====================================================================================================================================
LKCM SMALL CAP EQUITY FUND - ADVISER CLASS                                                                14.16%        22.66%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                                         4.55%        17.65%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Fund Index                                                                           7.56%        20.19%
------------------------------------------------------------------------------------------------------------------------------------

(1) June 5, 2003

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund - Adviser Class

Line Chart:
                   LKCM Small Cap              Russell 2000     Lipper Small Cap
                   Equity Fund -               Total Return     Core Fund Index
                   Advisor Class $16,911       Index $15,192    $16,051
6/03               10000                       10000            10000
12/03              12165                       12280            12228
6/04               13489                       13405            13350.5
12/04              14813                       14530            14473
6/05               15862                       14861            15262
12/05              16911                       15192            16051

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $665 million. The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
====================================================================================================================================
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
====================================================================================================================================
LKCM EQUITY FUND -
  INSTITUTIONAL CLASS                                                         4.80%        11.73%          1.26%         8.36%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 4.91%        14.39%          0.54%         8.98%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap
Core Fund Index                                                               5.72%        12.63%         (0.38)%        7.87%
------------------------------------------------------------------------------------------------------------------------------------

(1) January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund - Institutional Class

Line Chart:
              LKCM Equity Fund -        S&P                     Lipper Large-Cap
              Institutional Class       Total Return            Core Fund
              $22,307                   Index $23,625           Index $21,318
1/96          10000                     10000                   10000
              10800                     10924                   10904
12/96         11700                     12201                   11988
              13491                     14715                   13817
12/97         14457                     16272                   15137
              16179                     19154                   17256
12/98         16352                     20922                   17965
              18522                     23513                   19875
12/99         20124                     25324                   21695
              20597                     25217                   22567
12/00         20957                     23019                   20972
              19612                     21477                   19896
12/01         18731                     20283                   18714
              17425                     17594                   16603
12/02         15992                     15782                   14921
              17340                     17640                   16436
12/03         19735                     20311                   18622
              20500                     21400                   19300
12/04         21285                     22519                   20050
              21334                     22337                   19962
12/05         22307                     23625                   21318


The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Large-Cap Core Fund Index is an unmanaged index consisting of large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
====================================================================================================================================
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
====================================================================================================================================
LKCM BALANCED FUND                                                            5.87%         9.75%          3.18%         4.87%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Bond Index(2)                                                          1.58%         2.97%          5.50%         5.79%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                 4.91%        14.39%          0.54%         4.78%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Balanced Fund Index                                                    5.20%        11.20%          3.51%         5.42%
------------------------------------------------------------------------------------------------------------------------------------

(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Balanced Fund

Line Chart:

          LKCM Balanced       Lehman Bond     Lipper Balanced            S&P 500
           Fund $14,628     Index $15,688        Fund $15,260      Index $14,530
1/98              10000             10000               10000              10000
                  10694             10417               10955              11771
12/98             11283             10947               11508              12858
                  12206             10698               12218              14450
12/99             12809             10712               12541              15564
                  12685             11159               12759              15498
12/00             12510             11981               12841              14147
                  12381             12401               12626              13199
12/01             12569             13000               12426              12465
                  11751             13519               11675              10825
12/02             11065             14369               11098               9706
                  11777             14980               12083              10843
12/03             12901             14984               13310              12491
                  13400             15200               13900              13100
12/04             13817             15444               14544              13850
                  14117             15690               13738              14578
12/05             14628             15688               15260              14530

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Balanced Fund Index is an unmanaged index consisting of funds that, by portfolio practice, conserve principal by maintaining at all times a balanced portfolio of both equities and bonds, with at least 50% in equity securities and at least 25% in fixed income securities. Typically, the stock/bond ratio ranges around 60%/40%.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
====================================================================================================================================
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
====================================================================================================================================
LKCM FIXED INCOME FUND                                                        1.79%         2.60%          4.93%         5.07%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Bond Index(2)                                                          1.58%         2.97%          5.50%         5.79%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Short Intermediate Investment-Grade
Debt Fund Index                                                               1.35%         2.61%          4.53%         5.02%
------------------------------------------------------------------------------------------------------------------------------------

(1) December 30, 1997
(2) Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund

Line Chart:

                                                       Lipper Short Intermediate
                                                                Investment-Grade
            LKCM Fixed Income         Lehman Bond                      Debt Fund
                 Fund $14,858       Index $15,688                  Index $14,804
1/98                    10000               10000                         10000
12/98                   10727               10947                         10788
12/99                   10690               10712                         10682
12/00                   11679               11981                         11813
12/01                   12925               13000                         12784
12/02                   13756               14369                         13844
12/03                   14203               14988                         14137
12/04                   14596               15444                         14527
12/05                   14858               15688                         14804

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
====================================================================================================================================
                                                                              PAST          PAST           PAST          SINCE
                                                                             1 YEAR        3 YEARS        5 YEARS    INCEPTION(1)
====================================================================================================================================
LKCM INTERNATIONAL FUND                                                      20.49%        21.89%          0.80%         4.85%
------------------------------------------------------------------------------------------------------------------------------------
EAFE Index(2)                                                                14.02%        24.18%          4.94%         6.67%
------------------------------------------------------------------------------------------------------------------------------------
Lipper International Fund Index                                              15.65%        23.10%          5.34%         6.99%
------------------------------------------------------------------------------------------------------------------------------------

(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index

A Hypothetical $10,000 Investment in LKCM International Fund


Line Chart:
             LKCM International           EAFE Index        Lipper International
                   Fund $14,607              $16,773          Fund Index $12,175
 1/98                     10000                10000                       10000
12/98                     11010                12033                       11266
12/99                     15712                15317                       15527
12/00                     14035                13179                       13243
12/01                      9942                10385                       10683
12/02                      8067                 8758                        9206
12/03                     10869                12189                       12520
12/04                     12123                14711                       14830
12/05                     14607                16773                       17175

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Fund Index is an unmanaged index consisting of funds that, by portfolio practice, invest their assets in securities whose primary trading markets are outside of the United States.

                 LKCM FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2005

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05-12/31/05).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These examples are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                      LKCM SMALL CAP EQUITY FUND -
                                                           INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/05-
                                               7/1/05        12/31/05         12/31/05
--------------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,108.50         $5.26
Hypothetical (5% return before expenses)      $1,000.00       $1,020.21         $5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                  LKCM SMALL CAP EQUITY FUND- ADVISER CLASS
--------------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/05-
                                               7/1/05        12/31/05         12/31/05
--------------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,107.40         $6.59
Hypothetical (5% return before expenses)      $1,000.00       $1,018.95         $6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                             LKCM EQUITY FUND
--------------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/05-
                                               7/1/05        12/31/05        12/31/05
--------------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,045.60         $4.12
Hypothetical (5% return before expenses)      $1,000.00       $1,021.17         $4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                             LKCM BALANCED FUND
--------------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/05-
                                               7/1/05        12/31/05        12/31/05
--------------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,036.20         $4.11
Hypothetical (5% return before expenses)      $1,000.00       $1,021.17         $4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                         LKCM FIXED INCOME FUND
--------------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/05-
                                               7/1/05        12/31/05        12/31/05
--------------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,006.60         $3.29
Hypothetical (5% return before expenses)      $1,000.00       $1,021.93         $3.31

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                          LKCM INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                                PAID
                                              BEGINNING       ENDING       DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE      7/1/05-
                                               7/1/05        12/31/05        12/31/05
--------------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,219.10         $6.71
Hypothetical (5% return before expenses)      $1,000.00       $1,019.16         $6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses include those directly related to the Fund and other operating expenses of the Master Portfolio.

       ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- DECEMBER 31, 2005

Percentages represent market value as a percentage of total investments.


Pie Chart:
LKCM SMALL CAP EQUITY FUND
Short-Term Investments                   5.9%
Common Stocks                           94.1%

Pie Chart:
LKCM Equity Fund
Short-Term Investments                   6.8%
Common Stocks                           93.2%

Pie Chart:
LKCM BALANCED FUND
U.S. Government Issues                   1.7%
Common Stocks                           71.1%
Corporate Bonds                         26.2%
Short-Term Investments                   1.0%

Pie Chart:
LKCM FIXED INCOME FUND
U.S. Government & Agency Issues         13.6%
Preferred Stocks                         1.8%
Short-Term Investments                   5.3%
First Mortgage Bonds                     0.9%
Corporate Bonds                         78.4%

Pie Chart:
LKCM INTERNATIONAL FUND
Short-Term Investments                   2.4%
Preferred Stocks                         1.3%
Common Stocks                           96.3%

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS - 94.5%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 5.6%
  Aviall, Inc. (a)                          205,300 $ 5,912,640
  Axsys Technologies, Inc. (a)              152,848   2,743,621
  Hexcel Corporation (a)                    267,600   4,830,180
  Ladish Co., Inc. (a)                      198,000   4,425,300
  Teledyne Technologies Incorporated (a)    111,200   3,235,920
                                                    -----------
                                                     21,147,661
                                                    -----------
AIR FREIGHT & LOGISTICS - 1.0%
  Pacer International, Inc.                 140,700   3,666,642
                                                    -----------

AUTO COMPONENTS - 1.0%
  Drew Industries Incorporated (a)          135,000   3,805,650
                                                    -----------

BIOTECHNOLOGY - 0.8%
  Serologicals Corporation (a)              158,100   3,120,894
                                                    -----------

BUILDING PRODUCTS - 0.5%
  Jacuzzi Brands, Inc. (a)                  243,400   2,044,560
                                                    -----------

COMMERCIAL BANKS - 5.7%
  Cullen/Frost Bankers, Inc.                 80,000   4,294,400
  First State Bancorporation                156,400   3,752,036
  Glacier Bancorp, Inc.                     123,437   3,709,282
  Hancock Holding Company                   117,500   4,442,675
  The South Financial Group, Inc.            61,100   1,682,694
  Texas Regional Bancshares, Inc. -
    Class A                                 128,500   3,636,550
                                                    -----------
                                                     21,517,637
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 4.3%
  Airgas, Inc.                              103,200   3,395,280
  John H. Harland Company                    82,400   3,098,240
  Mobile Mini, Inc. (a)                     148,900   7,057,860
  Waste Connections, Inc. (a)                83,500   2,877,410
                                                    -----------
                                                     16,428,790
                                                    -----------
COMMUNICATIONS EQUIPMENT - 0.7%
  Tekelec (a)                               184,300   2,561,770
                                                    -----------

CONSTRUCTION & ENGINEERING - 1.4%
  EMCOR Group, Inc. (a)                      77,500   5,233,575
                                                    -----------

CONSUMER FINANCE - 2.4%
  Cash America International, Inc.          161,200   3,738,228
  MoneyGram International, Inc.             203,100   5,296,848
                                                    -----------
                                                      9,035,076
                                                    -----------
DIVERSIFIED MANUFACTURING - 0.9%
  Raven Industries, Inc.                    117,900   3,401,415
                                                    -----------

EDUCATION SERVICES - 2.3%
  Laureate Education, Inc. (a)               90,100   4,731,151
  Universal Technical Institute Inc. (a)    127,500   3,944,850
                                                    -----------
                                                      8,676,001
                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
  National Instruments Corporation          117,500   3,765,875
  Photon Dynamics, Inc. (a)                 158,000   2,888,240
  Veeco Instruments Inc. (a)                203,800   3,531,854
                                                    -----------
                                                     10,185,969
                                                    -----------


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.3%
  Dril-Quip, Inc. (a)                       119,100 $ 5,621,520
  Hydril (a)                                 62,900   3,937,540
  Superior Well Services, Inc. (a)          118,600   2,817,936
                                                    -----------
                                                     12,376,996
                                                    -----------
FOOD & STAPLES RETAILING - 5.9%
  Casey's General Stores, Inc.              200,000   4,960,000
  The Pantry, Inc. (a)                      103,000   4,839,970
  Performance Food Group Company (a)        156,400   4,437,068
  Reddy Ice Holdings, Inc.                  189,100   4,124,271
  United Natural Foods, Inc. (a)            153,200   4,044,480
                                                    -----------
                                                     22,405,789
                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
  ArthroCare Corporation (a)                 70,500   2,970,870
  IntraLase Corp (a)                        259,500   4,626,885
  Sybron Dental Specialties, Inc. (a)       110,000   4,379,100
                                                    -----------
                                                     11,976,855
                                                    -----------
HEALTH CARE PROVIDERS & SERVICES - 2.2%
  Dendrite International, Inc. (a)          248,500   3,580,885
  PSS World Medical, Inc. (a)               327,000   4,852,680
                                                    -----------
                                                      8,433,565
                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 2.4%
  Landry's Restaurants, Inc.                129,000   3,445,590
  LIFE TIME FITNESS, Inc. (a)               152,700   5,816,343
                                                    -----------
                                                      9,261,933
                                                    -----------
HOUSEHOLD DURABLES - 1.9%
  La-Z-Boy Incorporated                     154,300   2,092,308
  Levitt Corp. - Class A                    100,000   2,274,000
  Tempur-Pedic International Inc. (a)       261,000   3,001,500
                                                    -----------
                                                      7,367,808
                                                    -----------
INFORMATION TECHNOLOGY SERVICES - 0.3%
  Ness Technologies Inc. (a)                110,500   1,190,085
                                                    -----------

INSURANCE - 4.4%
  American Equity Investment Life Holding
    Company                                 244,100   3,185,505
  Argonaut Group, Inc. (a)                  177,725   5,824,048
  Max Re Capital Ltd. (b)                   170,700   4,433,079
  Republic Companies Group, Inc.            203,400   3,148,632
                                                    -----------
                                                     16,591,264
                                                    -----------
INTERNET & CATALOG RETAIL - 1.2%
  Blue Nile, Inc. (a)                       113,700   4,583,247
                                                    -----------

LEISURE EQUIPMENT & PRODUCTS - 1.7%
  Arctic Cat, Inc.                          132,000   2,647,920
  The Nautilus Group, Inc.                  205,000   3,825,300
                                                    -----------
                                                      6,473,220
                                                    -----------
MACHINERY - 2.7%
  Albany International Corp. - Class A      105,000   3,796,800
  CLARCOR Inc.                              105,470   3,133,514
  Franklin Electric Co, Inc.                 79,700   3,151,338
                                                    -----------
                                                     10,081,652
                                                    -----------
MARINE - 1.0%
  Kirby Corporation (a)                      73,800   3,850,146
                                                    -----------

MEDIA - 2.0%
  Citadel Broadcasting Company              337,700   4,538,688
  Entravision Communications
    Corporation - Class A (a)               441,700   3,144,904
                                                    -----------
                                                      7,683,592
                                                    -----------


                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
METALS & MINING - 3.0%
  Allegheny Technologies, Inc.              134,600 $ 4,856,368
  Earle M. Jorgensen Company (a)            280,300   2,587,169
  Reliance Steel & Aluminum Co.              63,550   3,884,176
                                                    -----------
                                                     11,327,713
                                                    -----------
OIL & GAS DRILLING - 1.1%
  Todco - Class A                           112,200   4,270,332
                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.4%
  Cabot Oil & Gas Corporation               101,350   4,570,885
  Denbury Resources Inc. (a)                191,400   4,360,092
  Encore Acquisition Company (a)            150,000   4,806,000
  Petrohawk Energy Corporation (a)          299,353   3,957,447
  Range Resources Corporation               167,950   4,423,803
  St. Mary Land & Exploration Company       160,000   5,889,600
                                                    -----------
                                                     28,007,827
                                                    -----------
PHARMACEUTICALS - 1.5%
  Bentley Pharmaceuticals, Inc. (a)         352,600   5,786,166
                                                    -----------

REAL ESTATE - 1.3%
  FelCor Lodging Trust, Inc.                290,000   4,990,900
                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.7%
  Advanced Energy Industries, Inc. (a)      254,200   3,007,186
  FormFactor, Inc. (a)                      140,000   3,420,200
                                                    -----------
                                                      6,427,386
                                                    -----------
SOFTWARE - 6.1%
  Ariba, Inc. (a)                           433,100   3,183,285
  Embarcadero Technologies, Inc. (a)        511,400   3,722,992
  i2 Technologies, Inc. (a)                 274,300   3,870,373
  Micromuse Inc. (a)                        646,200   6,390,918
  Nuance Communications, Inc. (a)           787,900   6,011,677
                                                    -----------
                                                     23,179,245
                                                    -----------
SPECIALTY RETAIL - 6.0%
  Charming Shoppes, Inc. (a)                293,200   3,870,240
  Gamestop Corporation - Class A (a)        129,000   4,104,780
  Jos. A. Bank Clothiers, Inc. (a)          131,775   5,720,353
  The Sports Authority, Inc. (a)            111,600   3,474,108
  Tractor Supply Company (a)                106,800   5,653,992
                                                    -----------
                                                     22,823,473
                                                    -----------
THRIFTS & MORTGAGE FINANCE - 0.6%
  City Bank                                  69,455   2,470,514
                                                    -----------

TRADING COMPANIES & DISTRIBUTORS - 2.5%
  Anixter International, Inc.               115,900   4,534,008
  Hughes Supply, Inc.                       140,000   5,019,000
                                                    -----------
                                                      9,553,008
                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES - 1.8%
  SBA Communications Corporation -
     Class A (a)                            376,900   6,746,510
                                                    -----------

TOTAL COMMON STOCKS
    (Cost $252,225,878)                             358,684,866
                                                    -----------



---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.4%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUNDS - 6.4%
  Columbia Money Market Reserves Fund -
    Capital Shares                       11,495,245 $11,495,245
  Dreyfus Cash Management Fund -
    Investor Shares                      10,087,079  10,087,079
  Federated Treasury Obligations Fund -
    Institutional Shares                  2,892,627   2,892,627
                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $24,474,951)                               24,474,951
                                                    -----------

TOTAL INVESTMENTS - 100.9%
    (Cost $276,700,829)                             383,159,817

  Liabilities in Excess of Other Assets - (0.9)%     (3,583,601)
                                                    -----------

  TOTAL NET ASSETS - 100.0%                        $379,576,216
                                                   ============


(a)  Non-income producing security.
(b)  Dollar-denominated foreign security.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS - 93.3%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 6.5%
  Honeywell International Inc.               24,000 $   894,000
  Raytheon Company                           22,000     883,300
  Rockwell Collins, Inc.                     15,000     697,050
  United Technologies Corporation            10,000     559,100
                                                    -----------
                                                      3,033,450
                                                    -----------
BEVERAGES - 3.1%
  The Coca-Cola Company                      14,000     564,340
  PepsiCo, Inc.                              15,000     886,200
                                                    -----------
                                                      1,450,540
                                                    -----------
BUILDING PRODUCTS - 0.9%
  American Standard Companies Inc.           10,500     419,475
                                                    -----------

CHEMICALS - 2.1%
  Air Products and Chemicals, Inc.            9,000     532,710
  E. I. du Pont de Nemours & Company         10,000     425,000
                                                    -----------
                                                        957,710
                                                    -----------
COMMERCIAL BANKS - 6.8%
  Bank of America Corporation                20,000     923,000
  Compass Bancshares, Inc.                   11,900     574,651
  Cullen/Frost Bankers, Inc.                 13,000     697,840
  The South Financial Group, Inc.            20,000     550,800
  Wells Fargo & Company                       7,000     439,810
                                                    -----------
                                                      3,186,101
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.5%
  Allied Waste Industries, Inc. (a)          59,000     515,660
  Waste Management, Inc.                     22,000     667,700
                                                    -----------
                                                      1,183,360
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.8%
  Cisco Systems, Inc. (a)                    30,000     513,600
  Motorola, Inc.                             34,000     768,060
                                                    -----------
                                                      1,281,660
                                                    -----------
COMPUTERS & PERIPHERALS - 3.5%
  Dell, Inc. (a)                             15,000     449,850
  EMC Corporation (a)                        40,000     544,800
  International Business Machines
    Corporation                               8,000     657,600
                                                    -----------
                                                      1,652,250
                                                    -----------
CONSTRUCTION & ENGINEERING - 1.0%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                      18,000     453,780
                                                    -----------

CONTAINERS & PACKAGING - 2.4%
  Temple-Inland Inc.                         25,000   1,121,250
                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 1.7%
  Citigroup Inc.                              5,500     266,915
  JPMorgan Chase & Co.                       13,000     515,970
                                                    -----------
                                                        782,885
                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%
  ALLTEL Corporation                          7,000     441,700
  AT&T Inc.                                  30,000     734,700
  Verizon Communications Inc.                18,500     557,220
                                                    -----------
                                                      1,733,620
                                                    -----------


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.9%
  Noble Corporation                           5,700 $   402,078
                                                    -----------

FOOD & STAPLES RETAILING - 0.9%
  CVS Corporation                            16,000     422,720
                                                    -----------

FOOD PRODUCTS - 1.0%
  McCormick & Company, Incorporated (c)      14,600     451,432
                                                    -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 3.7%
  Alcon, Inc. (a) (b)                         4,800     622,080
  Becton, Dickinson & Company                 8,000     480,640
  Fisher Scientific International Inc. (a)   10,000     618,600
                                                    -----------
                                                      1,721,320
                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 0.9%
  Starbucks Corporation (a)                  14,000     420,140
                                                    -----------

HOUSEHOLD PRODUCTS - 3.1%
  Kimberly-Clark Corporation                 11,500     685,975
  The Procter & Gamble Company               13,000     752,440
                                                    -----------
                                                      1,438,415
                                                    -----------
INDUSTRIAL CONGLOMERATES - 1.8%
  General Electric Company                   24,000     841,200
                                                    -----------

INSURANCE - 4.1%
  American International Group, Inc.          9,000     614,070
  Genworth Financial Inc. - Class A          20,000     691,600
  Prudential Financial, Inc.                  8,000     585,520
                                                    -----------
                                                      1,891,190
                                                    -----------
INTERNET & CATALOG RETAIL - 0.9%
  eBay Inc. (a)                              10,000     432,500
                                                    -----------

INVESTMENT BANK & BROKERAGE - 0.7%
  Morgan Stanley                              5,700     323,418
                                                    -----------

IT SERVICES - 1.2%
  Accenture Ltd.- Class A (b)                20,000     577,400
                                                    -----------

MEDIA - 4.5%
  CCE Spinco, Inc. (a)                        2,500      32,750
  Clear Channel Communications, Inc.         20,000     629,000
  Gannett Co., Inc.                           9,500     575,415
  Time Warner Inc.                           32,000     558,080
  Viacom Inc. - Class B (c)                   8,900     290,140
                                                    -----------
                                                      2,085,385
                                                    -----------
MULTILINE RETAIL - 0.8%
  Kohl's Corporation (a)                      7,500     364,500
                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.1%
  Anadarko Petroleum Corporation              7,000     663,250
  Burlington Resources Inc.                   6,000     517,200
  EOG Resources, Inc.                         7,000     513,590
  Exxon Mobil Corporation                    10,000     561,700
  Kerr-McGee Corporation                      6,313     573,599
  Noble Energy, Inc. (b)                     10,000     403,000
  XTO Energy, Inc.                           12,000     527,280
                                                    -----------
                                                      3,759,619
                                                    -----------


                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.2%
  International Paper Company                17,000  $  571,370
                                                    -----------

PHARMACEUTICALS - 5.9%
  Abbott Laboratories                        18,000     709,740
  Pfizer Inc.                                26,000     606,320
  Schering-Plough Corporation                45,000     938,250
  Teva Pharmaceutical Industries, Ltd. -
    ADR (b)                                  11,000     473,110
                                                    -----------
                                                      2,727,420
                                                    -----------
ROAD & RAIL - 1.1%
  Burlington Northern Santa Fe Corporation    7,300     516,986
                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.9%
  ATI Technologies Inc. (a) (b)              40,000     679,600
  Intel Corporation                          20,000     499,200
  Texas Instruments, Incorporated            20,000     641,400
                                                    -----------
                                                      1,820,200
                                                    -----------
SOFTWARE - 4.4%
  Electronic Arts Inc. (a)                    6,100     319,091
  Microsoft Corporation                      15,000     392,250
  Oracle Corporation (a)                     50,000     610,500
  Symantec Corporation (a)                   41,080     718,900
                                                    -----------
                                                      2,040,741
                                                    -----------
SOFTWARE & SERVICES - 0.8%
  BEA Systems, Inc. (a)                      37,500     352,500
                                                    -----------

SPECIALTY RETAIL - 6.4%
  The Home Depot, Inc.                       20,000     809,600
  PETsMART, Inc.                             31,000     795,460
  RadioShack Corporation                     33,000     693,990
  Tiffany & Co.                              18,000     689,220
                                                    -----------
                                                      2,988,270
                                                    -----------

TOTAL COMMON STOCKS
    (Cost $35,325,033)                               43,404,885
                                                    -----------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.9%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUNDS - 6.9%
  Columbia Money Market Reserves Fund -
    Capital Shares                        1,330,990 $ 1,330,990
  Dreyfus Cash Management Fund -
    Investor Shares                       1,360,355   1,360,355
  Federated Treasury Obligations Fund -
    Institutional Shares                    486,987     486,987
                                                    -----------

TOTAL-SHORT TERM INVESTMENTS
    (Cost $3,178,332)                                 3,178,332
                                                    -----------

TOTAL INVESTMENTS - 100.2%
    (Cost $38,503,365)                               46,583,217

  Liabilities in Excess of Other Assets - (0.2)%        (72,985)
                                                    -----------

  TOTAL NET ASSETS - 100.0%                         $46,510,232
                                                    ===========

ADR  American Depository Receipt.
(a)  Non-income producing security.
(b)  Dollar-denominated foreign security.
(c)  Non-voting shares.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS - 70.7%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.4%
  General Dynamics Corporation                  700 $    79,835
  Raytheon Company                            3,132     125,750
  United Technologies Corporation             2,000     111,820
                                                    -----------
                                                        317,405
                                                    -----------
ASSET MANAGEMENT - 2.7%
  The Bank of New York Company, Inc.          4,000     127,400
  Mellon Financial Corporation                3,440     117,820
                                                    -----------
                                                        245,220
                                                    -----------
BEVERAGES - 2.4%
  The Coca-Cola Company                       2,300      92,713
  PepsiCo, Inc.                               2,200     129,976
                                                    -----------
                                                        222,689
                                                    -----------
BUILDING PRODUCTS - 0.9%
  American Standard Companies Inc.            2,000      79,900
                                                    -----------

CHEMICALS - 2.3%
  Air Products and Chemicals, Inc.            1,800     106,542
  E.I. du Pont de Nemours & Company           2,400     102,000
                                                    -----------
                                                        208,542
                                                    -----------
COMMERCIAL BANKS - 5.5%
  Bank of America Corporation                 2,500     115,375
  Cullen/Frost Bankers, Inc.                  2,600     139,568
  The South Financial Group, Inc.             4,300     118,422
  Wells Fargo & Company                       2,200     138,226
                                                    -----------
                                                        511,591
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
  H&R Block, Inc.                             4,200     103,110
  Waste Management, Inc.                      3,500     106,225
                                                    -----------
                                                        209,335
                                                    -----------
COMMUNICATIONS EQUIPMENT - 3.0%
  Cisco Systems, Inc. (a)                     3,900      66,768
  Harris Corporation                          2,600     111,826
  Motorola, Inc.                              4,500     101,655
                                                    -----------
                                                        280,249
                                                    -----------
COMPUTERS & PERIPHERALS - 2.1%
  Dell, Inc. (a)                              2,900      86,971
  International Business Machines
    Corporation                               1,300     106,860
                                                    -----------
                                                        193,831
                                                    -----------
CONSTRUCTION & ENGINEERING - 1.3%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                       4,900     123,529
                                                    -----------

CONTAINERS & PACKAGING - 1.6%
  Temple-Inland, Inc.                         3,300     148,005
                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
  Citigroup Inc.                              2,566     124,528
                                                    -----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.9%
  ALLTEL Corporation                          1,600     100,960
  AT&T Inc.                                   3,800      93,062
  Verizon Communications Inc.                 2,600      78,312
                                                    -----------
                                                        272,334
                                                    -----------


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.6%
  Noble Corporation (b)                       1,500  $  105,810
  Schlumberger Ltd. (b)                       1,350     131,153
                                                    -----------
                                                        236,963
                                                    -----------
FOOD & STAPLES RETAILING - 1.3%
  Wal-Mart Stores, Inc.                       2,500     117,000
                                                    -----------

FOOD PRODUCTS - 1.0%
  Kraft Foods, Inc. - Class A                 3,300      92,862
                                                    -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
  Alcon, Inc. (a) (b)                         1,000     129,600
  Fisher Scientific International Inc. (a)    1,600      98,976
  Medtronic, Inc.                             2,300     132,411
  Serologicals Corporation (a)                6,000     118,440
                                                    -----------
                                                        479,427
                                                    -----------
HEALTH CARE PROVIDERS & SERVICES - 0.7%
  Triad Hospitals, Inc. (a)                   1,600      62,768
                                                    -----------

HOUSEHOLD PRODUCTS - 3.9%
  Colgate-Palmolive Co.                       2,500     137,125
  Kimberly-Clark Corporation                  1,700     101,405
  The Procter & Gamble Company                2,100     121,548
                                                    -----------
                                                        360,078
                                                    -----------
INDUSTRIAL CONGLOMERATES - 1.8%
  General Electric Company                    4,800     168,240
                                                    -----------

INSURANCE - 1.4%
  Prudential Financial, Inc.                  1,781     130,351
                                                    -----------

IT SERVICES - 3.6%
  Accenture Ltd. - Class A (b)                4,200     121,254
  Automatic Data Processing, Inc.             2,200     100,958
  First Data Corp.                            2,600     111,826
                                                    -----------
                                                        334,038
                                                    -----------
MEDIA - 2.7%
  Harte-Hanks, Inc.                           3,000      79,170
  Viacom Inc. - Class B (c)                   2,887      94,116
  The Walt Disney Company                     3,000      71,910
                                                    -----------
                                                        245,196
                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 6.4%
  Anadarko Petroleum Corporation              1,300     123,175
  Chevron Corporation                         1,495      84,871
  EOG Resources, Inc.                         1,600     117,392
  Exxon Mobil Corporation                     2,500     140,425
  XTO Energy, Inc.                            2,766     121,538
                                                    -----------
                                                        587,401
                                                    -----------
PHARMACEUTICALS - 3.8%
  Abbott Laboratories                         2,100      82,803
  Schering-Plough Corporation                 6,500     135,525
  Teva Pharmaceutical Industries Ltd. -
    ADR (b)                                   3,000     129,030
                                                    -----------
                                                        347,358
                                                    -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.2%
  Texas Instruments Incorporated              3,400     109,038
                                                    -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
SOFTWARE - 0.9%
  Microsoft Corporation                       3,100 $    81,065
                                                    -----------

SPECIALTY RETAIL - 2.5%
  The Home Depot, Inc.                        3,100     125,488
  PETsMART, Inc.                              4,300     110,338
                                                    -----------
                                                        235,826
                                                    -----------

TOTAL COMMON STOCKS
    (Cost $5,420,025)                                 6,524,769
                                                    -----------


---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS - 26.1%                                AMOUNT
---------------------------------------------------------------
AEROSPACE & DEFENSE - 2.5%
  General Dynamics Corporation
    4.50%, 08/15/2010                      $100,000      98,504
  Raytheon Company
    6.00%, 12/15/2010                        26,000      26,926
  United Technologies Corporation
    4.875%, 11/01/2006                      100,000     100,263
                                                    -----------
                                                        225,693
                                                    -----------
ASSET MANAGEMENT - 1.1%
  The Bank of New York Company, Inc.
    3.90%, 09/01/2007                       100,000      98,524
                                                    -----------

BEVERAGES - 0.6%
  Anheuser-Busch Companies, Inc.
    5.75%, 04/01/2010                        57,000      59,017
                                                    -----------

BUILDING PRODUCTS - 0.8%
  Masco Corporation
    5.75%, 10/15/2008                        75,000      76,402
                                                    -----------

COMMERCIAL BANKS - 0.9%
  Bancwest Corp.
    8.30%, 01/15/2011                        75,000      85,097
                                                    -----------

COMMERCIAL SERVICES & SUPPLIES - 1.2%
  Waste Management, Inc.
    7.375%, 08/01/2010                      100,000     108,935
                                                    -----------

COMMUNICATIONS EQUIPMENT - 2.5%
  Harris Corporation
    6.35%, 02/01/2028                       110,000     115,314
  Motorola, Inc.
    7.625%, 11/15/2010                      100,000     111,277
                                                    -----------
                                                        226,591
                                                    -----------
COMPUTERS & PERIPHERALS - 0.5%
  International Business Machines Corporation
    4.375%, 06/01/2009                       50,000      49,412
                                                    -----------

CONSUMER FINANCE - 1.1%
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                       100,000     102,024
                                                    -----------


---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.2%
  CIT Group Inc.
    6.875%, 11/01/2009                     $100,000 $   106,162
  Citigroup Inc.
    4.25%, 07/29/2009                       100,000      97,907
                                                    -----------
                                                        204,069
                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
  AT&T Inc.
    5.875%, 02/01/2012                       75,000      77,207
                                                    -----------

ELECTRICAL EQUIPMENT - 1.1%
  Emerson Electric Co.
    5.85%, 03/15/2009                       100,000     103,145
                                                    -----------

FOOD & STAPLES RETAILING - 1.7%
  CVS Corporation
    3.875%, 11/01/2007                       85,000      83,415
  Wal-Mart Stores, Inc.
    5.45%, 08/01/2006                        75,000      75,334
                                                    -----------
                                                        158,749
                                                    -----------
INVESTMENT BANK & BROKERAGE - 2.2%
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/2007                       100,000     104,580
  Morgan Stanley Group, Inc.
    6.875%, 03/01/2007                      100,000     101,982
                                                    -----------
                                                        206,562
                                                    -----------
MULTILINE RETAIL - 0.7%
  J.C. Penney Co., Inc.
    6.50%, 12/15/2007                        60,000      61,350
                                                    -----------

MULTI-UTILITIES & UNREGULATED POWER - 0.6%
  Duke Energy Corp.
    6.25%, 01/15/2012                        50,000      52,763
                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.3%
  Anadarko Petroleum Corporation
    3.25%, 05/01/2008                       100,000      96,355
  Burlington Resources Finance Co. (b)
    6.68%, 02/15/2011                       100,000     107,938
  EOG Resources, Inc.
    6.50%, 12/01/2007                       100,000     102,544
                                                    -----------
                                                        306,837
                                                    -----------
PAPER & FOREST PRODUCTS - 1.1%
  Weyerhaeuser Co.
    5.95%, 11/01/2008                       100,000     102,086
                                                    -----------

RESTAURANTS - 0.9%
  McDonald's Corporation
    6.00%, 04/15/2011                        75,000      78,429
                                                    -----------

SOFTWARE - 0.3%
  Oracle Corporation
    6.91%, 02/15/2007                        25,000      25,447
                                                    -----------

TOTAL CORPORATE BONDS
    (Cost $2,407,739)                                 2,408,339
                                                    -----------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005


---------------------------------------------------------------
U.S. GOVERNMENT &                         PRINCIPAL
AGENCY ISSUES - 1.6%                  AMOUNT/SHARES       VALUE
---------------------------------------------------------------
U.S. TREASURY NOTE - 1.6%
  3.00%, 12/31/2006                         $50,000 $    49,311
  4.25%, 10/31/2007                          50,000      49,869
  5.00%, 08/15/2011                          50,000      51,623
                                                    -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $152,998)                                     150,803
                                                    -----------

SHORT-TERM
INVESTMENTS - 1.0%
---------------------------------------------------------------
MONEY MARKET FUND - 1.0%
  Columbia Money Market Reserves Fund -
    Capital Shares                           95,090      95,090
                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $95,090)                                       95,090
                                                    -----------

TOTAL INVESTMENTS - 99.4%
    (Cost $8,075,852)                                 9,179,001

  Other Assets in Excess of Liabilities - 0.6%           53,489
                                                    -----------
  TOTAL NET ASSETS - 100.0%                         $ 9,232,490
                                                    ===========


ADR  American Depository Receipt
(a)  Non-income producing security.
(b)  Dollar-denominated foreign security.
(c)  Non-voting shares.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS - 77.3%                                AMOUNT       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.9%
  Lockheed Martin Corporation:
    8.20%, 12/01/2009                     $ 820,000 $   916,917
    7.65%, 05/01/2016                     1,000,000   1,193,533
  Raytheon Company
    6.00%, 12/15/2010                       306,000     316,901
  United Technologies Corporation:
    4.875%, 11/01/2006                    1,040,000   1,042,739
    7.125%, 11/15/2010                      250,000     273,951
    6.10%, 05/15/2012                       700,000     743,082
                                                    -----------
                                                      4,487,123
                                                    -----------
ASSET MANAGEMENT - 2.4%
  The Bank of New York Company Inc.
    5.20%, 07/01/2007                     1,000,000   1,005,318
  Mellon Funding Corporation:
    6.70%, 03/01/2008                       325,000     337,168
    6.40%, 05/14/2011                     1,292,000   1,378,589
                                                    -----------
                                                      2,721,075
                                                    -----------
BEVERAGES - 1.6%
  Anheuser-Busch Cos., Inc.
    Callable 01/15/2006
    5.75%, 01/15/2011                       588,000     588,566
  PepsiCo, Inc.:
    3.20%, 05/15/2007                       500,000     490,497
    5.75%, 01/15/2008                       730,000     743,306
                                                    -----------
                                                      1,822,369
                                                    -----------
BUILDING PRODUCTS - 1.3%
  Masco Corporation
    6.75%, 03/15/2006                     1,500,000   1,505,370
                                                    -----------

CHEMICALS - 3.2%
  E.I. du Pont de Nemours & Company
    4.125%, 04/30/2010                      750,000     724,884
  The Lubrizol Corporation
    5.50%, 10/01/2014                     1,400,000   1,406,135
  Praxair, Inc.:
    6.90%, 11/01/2006                       552,000     560,700
    6.375%, 04/01/2012                      925,000     990,306
                                                    -----------
                                                      3,682,025
                                                    -----------
COMMERCIAL BANKS - 2.4%
  Bank of America Corporation
    6.375%, 02/15/2008                      350,000     360,582
  National City Bank
    6.20%, 12/15/2011                       335,000     354,906
  SunTrust Banks, Inc.
    6.25%, 06/01/2008                       811,000     835,637
  Wells Fargo Financial, Inc.
    6.125%, 02/15/2006                    1,231,000   1,232,753
                                                    -----------
                                                      2,783,878
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 3.5%
  Allied Waste Industries, Inc.
    5.75%, 02/15/2011                     1,000,000     952,500
  Block Financial Corp.
    8.50%, 04/15/2007                       490,000     510,238
  Ingersoll-Rand Company Ltd. (b)
    6.25%, 05/15/2006                       390,000     392,142
  International Lease Finance Corporation
    6.375%, 03/15/2009                      700,000     727,579
  Pitney Bowes Inc.
    3.875%, 06/15/2013                      400,000     373,278
  Waste Management, Inc.
    7.375%, 08/01/2010                    1,049,000   1,142,731
                                                    -----------
                                                      4,098,468
                                                    -----------


---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.4%
  Motorola, Inc.
    7.625%, 11/15/2010                   $1,500,000 $ 1,669,161
                                                    -----------

COMPUTERS & PERIPHERALS - 2.8%
  Dell, Inc.
    6.55%, 04/15/2008                     1,000,000   1,034,641
  Hewlett-Packard Company
    5.50%, 07/01/2007                     1,500,000   1,512,655
  International Business
    Machines Corporation
    4.875%, 10/01/2006                      750,000     750,751
                                                    -----------
                                                      3,298,047
                                                    -----------
CONSUMER FINANCE - 3.4%
  American Express Credit Corporation (a)
    4.42%, 03/30/2006                     1,000,000   1,000,190
  Capital One Bank:
    6.875%, 02/01/2006                    1,215,000   1,216,984
    5.125%, 02/15/2014                      700,000     689,975
  Pitney Bowes Credit Corp.
    5.75%, 08/15/2008                     1,000,000   1,020,236
                                                    -----------
                                                      3,927,385
                                                    -----------
CONTAINERS & PACKAGING - 1.3%
  Packaging Corp of America
    5.75%, 08/01/2013                     1,500,000   1,475,347
                                                    -----------

DIVERSIFIED FINANCIAL SERVICES - 2.8%
  Chase Manhattan Corporation
    6.25%, 01/15/2006                     1,021,000   1,021,460
  Citicorp
    7.00%, 07/01/2007                     1,157,000   1,192,560
  First Chicago Corporation
    6.375%, 01/30/2009                    1,000,000   1,040,248
                                                    -----------
                                                      3,254,268
                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.4%
  ALLTEL Corporation
    7.00%, 07/01/2012                     1,000,000   1,100,888
  AT&T Inc.
    6.25%, 03/15/2011                       200,000     209,323
  SBC Communications Inc.
    5.75%, 05/02/2006                     1,500,000   1,503,915
                                                    -----------
                                                      2,814,126
                                                    -----------
ELECTRIC UTILITIES - 3.1%
  Progress Energy, Inc.
    5.85%, 10/30/2008                     1,000,000   1,016,967
  Southern Company Capital Funding, Inc.
    5.30%, 02/01/2007                     1,000,000     999,933
  TXU Corp.
    6.375%, 06/15/2006                    1,520,000   1,535,343
                                                    -----------
                                                      3,552,243
                                                    -----------
ELECTRICAL EQUIPMENT - 1.6%
  Emerson Electric Co.:
    5.00%, 10/15/2008                       850,000     852,944
    5.85%, 03/15/2009                     1,025,000   1,057,241
                                                    -----------
                                                      1,910,185
                                                    -----------
ENERGY EQUIPMENT & SERVICES - 0.8%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                       857,000     885,264
                                                    -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.3%
  CVS Corporation
    3.875%, 11/01/2007                   $  535,000  $  525,023
  Wal-Mart Stores, Inc.
    5.45%, 08/01/2006                     1,000,000   1,004,450
                                                    -----------
                                                      1,529,473
                                                    -----------
FOOD PRODUCTS - 0.9%
  The Hershey Company
    4.85%, 08/15/2015                     1,000,000     993,505
                                                    -----------

HEALTH CARE PROVIDERS & SERVICES - 0.1%
  HCA, Inc.
    5.25%, 11/06/2008                       160,000     158,692
                                                    -----------

HOUSEHOLD PRODUCTS - 1.3%
  Kimberly-Clark Corporation:
    7.10%, 08/01/2007                       500,000     517,498
    5.625%, 02/15/2012                    1,000,000   1,043,862
                                                    -----------
                                                      1,561,360
                                                    -----------
INDUSTRIAL CONGLOMERATES - 1.6%
  Tyco International Group SA (b):
    6.375%, 02/15/2006                    1,500,000   1,502,492
    6.125%, 11/01/2008                      254,000     259,443
    6.00%, 11/15/2013                       140,000     143,231
                                                    -----------
                                                      1,905,166
                                                    -----------
INVESTMENT BANK & BROKERAGE - 5.1%
  The Bear Stearns Companies Inc.
    6.75%, 12/15/2007                       600,000     620,262
  Lehman Brothers Holdings Inc.:
    6.625%, 02/05/2006                    1,350,000   1,352,214
    8.25%, 06/15/2007                     1,000,000   1,045,799
  Morgan Stanley:
    6.30%, 01/15/2006                     1,850,000   1,850,827
    6.875%, 03/01/2007                    1,000,000   1,019,825
                                                    -----------
                                                      5,888,927
                                                    -----------
IT SERVICES - 0.6%
  First Data Corporation:
    4.70%, 11/01/2006                       235,000     234,727
    6.375%, 12/15/2007                      400,000     408,953
                                                    -----------
                                                        643,680
                                                    -----------
MACHINERY - 0.9%
  Dover Corporation
    6.50%, 02/15/2011                       925,000     990,981
                                                    -----------

MEDIA - 3.1%
  Clear Channel Communications, Inc.:
    4.625%, 01/15/2008                      725,000     715,395
    7.65%, 09/15/2010                       775,000     830,399
  Viacom Inc.
    6.40%, 01/30/2006                     2,000,000   2,002,222
                                                    -----------
                                                      3,548,016
                                                    -----------
METALS & MINING - 2.8%
  Alcoa, Inc.:
    4.25%, 08/15/2007                       750,000     742,872
    6.00%, 01/15/2012                     1,310,000   1,373,555
  Freeport-McMoRan Copper & Gold, Inc.
    Callable 02/01/2007
    10.125%, 02/01/2010                     975,000   1,076,156
                                                    -----------
                                                      3,192,583
                                                    -----------


---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
MULTILINE RETAIL - 3.1%
  Dollar General Corp.
    8.625%, 06/15/2010                   $1,195,000 $ 1,317,487
  J.C. Penney Co. Inc.
    6.50%, 12/15/2007                       915,000     935,588
  Target Corporation:
    5.50%, 04/01/2007                       950,000     957,044
    6.35%, 01/15/2011                       300,000     320,060
                                                    -----------
                                                      3,530,179
                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
  Duke Energy Corp.
    6.250%, 01/15/2012                    1,000,000   1,055,252
                                                    -----------

OIL & GAS DRILLING - 1.4%
  Transocean Inc. (b)
    6.625%, 04/15/2011                    1,500,000   1,628,379
                                                    -----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.7%
  Apache Corporation
    6.25%, 04/15/2012                     1,593,000   1,714,030
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                     1,370,000   1,478,750
  Devon Financing Corp. ULC
    6.875%, 09/30/2011                    1,000,000   1,095,140
  EOG Resources, Inc.
    6.50%, 12/01/2007                     1,000,000   1,025,442
  Kerr-McGee Corporation
    6.875%, 09/15/2011                    1,000,000   1,073,501
  Union Pacific Resources Group Inc.
    7.00%, 10/15/2006                     1,250,000   1,266,369
  XTO Energy, Inc.
    6.25%, 04/15/2013                     1,150,000   1,220,582
                                                    -----------
                                                      8,873,814
                                                    -----------
REAL ESTATE - 2.4%
  Camden Property Trust
    7.00%, 11/15/2006                       800,000     812,674
  EOP Operating Limited Partnership
    8.375%, 03/15/2006                    2,000,000   2,013,792
                                                    -----------
                                                      2,826,466
                                                    -----------
RESTAURANTS - 0.9%
  McDonald's Corporation
    6.00%, 04/15/2011                     1,000,000   1,045,723
                                                    -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
  Applied Materials, Inc.
    6.75%, 10/15/2007                     1,000,000   1,027,274
                                                    -----------

SOFTWARE - 1.4%
  Oracle Corporation
    6.91%, 02/15/2007                     1,550,000   1,577,719
                                                    -----------

SPECIALTY RETAIL - 2.2%
  The Home Depot, Inc.
    4.625%, 08/15/2010                    1,175,000   1,168,683
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                     1,225,000   1,387,488
                                                    -----------
                                                      2,556,171
                                                    -----------


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

---------------------------------------------------------------
CORPORATE                                 PRINCIPAL
BONDS                                 AMOUNT/SHARES       VALUE
---------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.8%
  Hughes Supply, Inc.
    5.50%, 10/15/2014                    $1,000,000 $   974,468
                                                    -----------

TOTAL CORPORATE BONDS
    (Cost $89,984,877)                               89,394,162
                                                    -----------

---------------------------------------------------------------
FIRST MORTGAGE BOND - 0.9%
---------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%
  PP&L, Inc.
    6.55%, 03/01/2006                     1,000,000   1,003,034
                                                    -----------

TOTAL FIRST MORTGAGE BOND
    (Cost $998,192)                                   1,003,034
                                                    -----------

---------------------------------------------------------------
PREFERRED STOCKS - 1.7%
---------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.7%
  The Goldman Sachs Group, Inc.              40,000   1,028,000
  Merrill Lynch & Co., Inc.
    Callable 11/28/2009                      40,000     990,800
                                                    -----------

TOTAL PREFERRED STOCKS
    (Cost $2,000,000)                                 2,018,800
                                                    -----------

---------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 13.5%
---------------------------------------------------------------
FANNIE MAE - 2.6%
  Callable 05/19/2006
    4.15%, 11/19/2007                     1,000,000     988,158
  Callable 05/10/2006
    5.01%, 11/10/2010                     1,000,000     992,606
    5.00%, 04/15/2015                     1,000,000   1,016,958
                                                    -----------
                                                      2,997,722
                                                    -----------
FEDERAL HOME LOAN BANK - 1.8%
  Callable 11/21/2006
    4.90%, 11/21/2007                     1,000,000     998,559
    5.25%, 06/18/2014                     1,000,000   1,032,387
                                                    -----------
                                                      2,030,946
                                                    -----------
FREDDIE MAC - 0.9%
    4.20%, 12/28/2007                     1,000,000     987,728
                                                    -----------

U. S. TREASURY INFLATION INDEXED BOND - 1.0%
    3.375%, 01/15/2012                    1,121,770   1,206,560
                                                    -----------

U.S. TREASURY NOTES - 7.2%
    4.75%, 11/15/2008                     1,000,000   1,009,922
    5.75%, 08/15/2010                       750,000     793,682
    5.00%, 08/15/2011                     1,000,000   1,032,461
    4.875%, 02/15/2012                    1,000,000   1,026,993
    4.375%, 08/15/2012                    1,000,000   1,000,196
    4.75%, 05/15/2014                     1,500,000   1,536,974
    4.25%, 08/15/2014                     1,000,000     989,376
    4.00%, 02/15/2015                     1,000,000     969,844
                                                    -----------
                                                      8,359,448
                                                    -----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $15,895,219)                               15,582,404
                                                    -----------

---------------------------------------------------------------
SHORT-TERM                                PRINCIPAL
INVESTMENTS - 5.2%                    AMOUNT/SHARES       VALUE
---------------------------------------------------------------
CORPORATE PAPER - 3.9%
  American General Finance Corporation (a)
    4.28%, 02/01/2006                    $2,500,000 $ 2,490,786
  General Electric Capital Corporation (a)
    4.29%, 01/06/2006                     2,000,000   1,998,809
                                                    -----------
                                                      4,489,595
                                                    -----------
MONEY MARKET FUND - 1.3%
  Columbia Money Market Reserves Fund -
    Capital Shares                        1,524,571   1,524,571
                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $6,014,166)                                 6,014,166
                                                    -----------

TOTAL INVESTMENTS - 98.6%
    (Cost $114,892,454)                             114,012,566

  Other Assets in Excess of Liabilities - 1.4%        1,586,330
                                                    -----------

  TOTAL NET ASSETS - 100.0%                        $115,598,896
                                                   ============

(a) Variable rate security. Rate shown is the yield in effect at December 31, 2005.

(b)  Dollar-denominated foreign security.


                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS - 94.8%                        SHARES VALUE (US$)
---------------------------------------------------------------
AUSTRALIA - 2.7%
---------------------------------------------------------------
CONTAINERS & PACKAGING - 0.4%
  Amcor Limited                              57,535 $   315,077
                                                    -----------

DIVERSIFIED OPERATIONS - 0.7%
  BHP Billiton Limited                       11,966     199,570
  Orica Limited                              25,979     388,522
                                                    -----------
                                                        588,092
                                                    -----------
HOTELS RESTAURANTS & LEISURE - 0.3%
  TABCORP Holdings Limited                   25,992     296,682
                                                    -----------

INSURANCE - 0.3%
  QBE Insurance Group Limited                19,064     273,926
                                                    -----------

METALS & MINING - 1.0%
  Alumina Limited                           145,300     790,374
                                                    -----------
TOTAL AUSTRALIA                                       2,264,151
                                                    -----------

---------------------------------------------------------------
AUSTRIA - 0.8%
---------------------------------------------------------------
OIL & GAS - 0.8%
  OMV AG                                     11,024     646,037
                                                    -----------
TOTAL AUSTRIA                                           646,037
                                                    -----------

---------------------------------------------------------------
BELGIUM - 1.0%
---------------------------------------------------------------
COMMERCIAL BANKS - 1.0%
  KBC GROEP NV                                8,518     793,139
                                                    -----------
TOTAL BELGIUM                                           793,139
                                                    -----------

---------------------------------------------------------------
FRANCE - 10.8%
---------------------------------------------------------------
BEVERAGES - 1.0%
  Pernod Ricard SA                            4,880     851,589
                                                    -----------

CHEMICALS - 0.9%
  Rhodia SA (a)                             344,179     737,523
                                                    -----------

DIVERSIFIED TELECOMMUNICATIONS - 1.4%
  France Telecom SA                          47,051   1,169,215
                                                    -----------

ELECTRIC UTILITIES - 0.9%
  Electricite de France (a)                  19,043     720,986
                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
  Alstom (a)                                 16,950     975,658
  Schneider Electric SA                       8,801     785,106
                                                    -----------
                                                      1,760,764
                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.5%
  Total SA                                    8,115   2,038,669
                                                    -----------

PHARMACEUTICALS - 1.9%
  Sanofi-Aventis                             17,807   1,560,039
                                                    -----------
TOTAL FRANCE                                          8,838,785
                                                    -----------


---------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
---------------------------------------------------------------
GERMANY - 11.0%
---------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.9%
  Deutsche Post AG                           30,823 $   748,799
                                                    -----------

AUTOMOTIVE - 2.3%
  Continental AG                              9,000     798,063
  DaimlerChrysler AG                         20,322   1,036,466
                                                    -----------
                                                      1,834,529
                                                    -----------
CHEMICALS - 1.7%
  Bayer AG                                   33,349   1,390,940
                                                    -----------

COMMERCIAL BANKS - 1.0%
  Commerzbank AG                             26,841     833,190
                                                    -----------

ELECTRIC UTILITIES - 3.0%
  E.ON AG                                    23,592   2,442,796
                                                    -----------

INSURANCE - 2.1%
  Allianz AG                                 11,502   1,742,315
                                                    -----------
TOTAL GERMANY                                         8,992,569
                                                    -----------

---------------------------------------------------------------
HONG KONG - 1.4%
---------------------------------------------------------------
COMMERCIAL BANKS - 0.4%
  BOC Hong Kong (Holdings) Limited          153,500     294,977
                                                    -----------

DIVERSIFIED OPERATIONS - 0.3%
  Hutchison Whampoa Limited                  23,000     219,065
                                                    -----------

OIL & GAS - 0.5%
  CNOOC Limited                             642,500     435,037
                                                    -----------

REAL ESTATE - 0.2%
  Cheung Kong (Holdings) Limited             18,000     184,674
                                                    -----------
TOTAL HONG KONG                                       1,133,753
                                                    -----------

---------------------------------------------------------------
ITALY - 1.8%
---------------------------------------------------------------
COMMERCIAL BANKS - 1.8%
  Capitalia S.p.A                           255,329   1,478,162
                                                    -----------
TOTAL ITALY                                           1,478,162
                                                    -----------

---------------------------------------------------------------
JAPAN - 29.1%
---------------------------------------------------------------
AUTOMOBILES - 0.4%
  MITSUBISHI MOTORS CORPORATION (a)         173,000     359,393
                                                    -----------

CHEMICALS - 2.0%
  NITTO DENKO CORPORATION                     5,700     444,168
  TORAY INDUSTRIES, INC.                    147,000   1,199,084
                                                    -----------
                                                      1,643,252
                                                    -----------
COMMERCIAL BANKS - 5.3%
  The Chiba Bank Ltd.                        50,000     419,299
  Mitsubishi UFJ Financial Group, Inc.          103   1,397,380
  Mizuho Financial Group, Inc.                  186   1,476,203
  Sumitomo Mitsui Financial Group, Inc.         101   1,070,505
                                                    -----------
                                                      4,363,387
                                                    -----------
CONSTRUCTION & ENGINEERING - 0.6%
  OBAYASHI CORPORATION                       65,000     478,950
                                                    -----------


                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

COMMON STOCKS                                SHARES VALUE (US$)
---------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
  FANUC LTD.                                 10,300  $  874,236
  MURATA MANUFACTURING COMPANY, LTD.         12,000     769,237
  Sumitomo Electric Industries, Ltd.         50,500     766,910
  YOKOGAWA ELECTRIC CORPORATION              21,700     369,839
                                                    -----------
                                                      2,780,222
                                                    -----------
FINANCIAL SERVICES - 2.3%
  Credit Saison Co., Ltd.                    13,800     689,210
  ORIX Corporation                            4,590   1,169,539
                                                    -----------
                                                      1,858,749
                                                    -----------
INSURANCE - 1.7%
  Mitsui Sumitomo Insurance Company, Limited 52,000     636,249
  T&D Holdings, Inc.                         10,850     719,439
                                                    -----------
                                                      1,355,688
                                                    -----------
INVESTMENT BANK & BROKERAGE - 0.8%
  Nomura Holdings, Inc.                      33,700     645,796
                                                    -----------

MACHINERY - 4.7%
  Hitachi Construction Machinery Co., Ltd.   46,200   1,077,288
  KOMATSU LTD.                               35,000     579,005
  Mitsubishi Heavy Industries, Ltd.         209,000     921,525
  Mitsui Engineering & Shipbuilding Co., Ltd.106,000    345,139
  SMC CORPORATION                             6,700     957,265
                                                    -----------
                                                      3,880,222
                                                    -----------
METALS & MINING - 0.4%
  MITSUBISHI MATERIALS CORPORATION           70,000     357,909
                                                    -----------

PHARMACEUTICALS - 0.7%
  Takeda Pharmaceutical Company Limited      10,400     562,615
                                                    -----------

REAL ESTATE - 1.9%
  Mitsubishi Estate Company Ltd.             43,000     893,289
  Mitsui Fudosan Co., Ltd.                   33,000     670,157
                                                    -----------
                                                      1,563,446
                                                    -----------
ROAD & RAIL - 0.7%
  TOKYU CORPORATION                          77,000     544,520
                                                    -----------

SPECIALTY RETAIL - 0.7%
  YAMADA DENKI CO., LTD.                      4,600     575,707
                                                    -----------

TRADING COMPANIES & DISTRIBUTORS - 3.5%
  Marubeni Corporation                      143,000     767,533
  Mitsubishi Corporation                     35,600     787,858
  MITSUI & CO., LTD.                        103,000   1,323,144
                                                    -----------
                                                      2,878,535
                                                    -----------
TOTAL JAPAN                                          23,848,391
                                                    -----------

---------------------------------------------------------------
MALAYSIA - 0.2%
---------------------------------------------------------------
COMMERCIAL BANKS - 0.2%
  Bumiputra-Commerce Holdings Bhd           135,000     203,598
                                                    -----------
TOTAL MALAYSIA                                          203,598
                                                    -----------



---------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
---------------------------------------------------------------
NORWAY - 3.2%
---------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.2%
  Norsk Hydro ASA                             8,100  $  831,686
  Statoil ASA                                77,900   1,789,001
                                                    -----------
TOTAL NORWAY                                          2,620,687
                                                    -----------

---------------------------------------------------------------
SINGAPORE - 0.5%
---------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
  Venture Corporation Limited                 8,000      66,400
                                                    -----------

REAL ESTATE - 0.4%
  City Developments Limited                  62,000     324,422
                                                    -----------
TOTAL SINGAPORE                                         390,822
                                                    -----------

---------------------------------------------------------------
SOUTH KOREA - 1.1%
---------------------------------------------------------------
COMMERCIAL BANKS - 0.4%
  Hana Financial Group Inc.                   8,059     368,348
                                                    -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
  LG Electronics Inc.                         6,200     547,717
                                                    -----------
TOTAL SOUTH KOREA                                       916,065
                                                    -----------

---------------------------------------------------------------
SWEDEN - 2.5%
---------------------------------------------------------------
MACHINERY - 0.9%
  Atlas Copco AB - A Shares                  33,566     747,836
                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES - 1.6%
  Telefonaktiebolaget LM Ericsson - B Shares370,125   1,271,875
                                                    -----------
TOTAL SWEDEN                                          2,019,711
                                                    -----------

---------------------------------------------------------------
SWITZERLAND - 8.1%
---------------------------------------------------------------
BUILDING MATERIALS - 1.1%
  Holcim Ltd.                                13,224     900,687
                                                    -----------

COMMERCIAL BANKS - 1.7%
  UBS AG                                     15,010   1,428,980
                                                    -----------

INSURANCE - 2.2%
  Swiss Re                                   11,272     825,209
  Zurich Financial Services AG                4,721   1,005,959
                                                    -----------
                                                      1,831,168
                                                    -----------
PHARMACEUTICALS - 3.1%
  Roche Holding AG                           16,719   2,510,299
                                                    -----------
TOTAL SWITZERLAND                                     6,671,134
                                                    -----------

---------------------------------------------------------------
TAIWAN - 0.3%
---------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.3%
  Advanced Semiconductor Engineering
  Inc. - ADR                                 51,600     231,684
                                                    -----------
TOTAL TAIWAN                                            231,684
                                                    -----------


                     See notes to the financial statements.

                             LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
---------------------------------------------------------------
UNITED KINGDOM - 20.3%
---------------------------------------------------------------
AEROSPACE & DEFENSE - 2.3%
  BAE Systems plc                           284,649 $ 1,869,566
                                                    -----------

AIRLINES - 0.6%
  British Airways plc (a)                    79,906     459,175
                                                    -----------

BEVERAGES - 0.7%
  SABMiller plc                              30,328     553,619
                                                    -----------

COMMERCIAL BANKS - 2.5%
  Standard Chartered plc                     92,993   2,071,915
                                                    -----------

DIVERSIFIED OPERATIONS - 3.9%
  BHP Billiton plc                           88,494   1,445,642
  Rolls-Royce Group plc                     242,302   1,782,154
                                                    -----------
                                                      3,227,796
                                                    -----------
DIVERSIFIED FINANCIAL SERVICES - 1.0%
  Man Group plc                              24,367     800,732
                                                    -----------

FOOD & STAPLES RETAILING - 1.3%
  Tesco plc                                 192,694   1,099,015
                                                    -----------

INSURANCE - 0.7%
  Prudential plc                             60,515     572,635
                                                    -----------

METALS & MINING - 2.6%
  Xstrata plc                                91,527   2,141,609
                                                    -----------

MULTILINE RETAIL - 0.9%
  Next Plc                                   29,331     774,617
                                                    -----------


---------------------------------------------------------------
COMMON STOCKS                                SHARES VALUE (US$)
---------------------------------------------------------------
PHARMACEUTICALS - 2.6%
  AstraZeneca plc                            43,075 $ 2,096,574
                                                    -----------

TOBACCO - 1.2%
  Imperial Tobacco Group plc                 32,214     962,712
                                                    -----------
TOTAL UNITED KINGDOM                                 16,629,965
                                                    -----------

TOTAL COMMON STOCKS
    (Cost $71,860,412)                               77,678,653
                                                    -----------

---------------------------------------------------------------
PREFERRED STOCKS - 1.3%
---------------------------------------------------------------
GERMANY - 1.3%
---------------------------------------------------------------
AUTOMOTIVE - 1.3%
  Porsche AG                                  1,432   1,027,204
                                                    -----------
TOTAL GERMANY                                         1,027,204
                                                    -----------

TOTAL PREFERRED STOCKS
    (Cost $1,056,496)                                 1,027,204
                                                    -----------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.4%
---------------------------------------------------------------
MONEY MARKET FUND - 2.4%
  Dreyfus Cash Management Fund -
    Investor Shares                       1,966,685   1,966,685
                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,966,685)                                 1,966,685
                                                    -----------

TOTAL INVESTMENTS - 98.5%
    (Cost $74,883,593)                               80,672,542

  Other Assets in Excess of Liabilities - 1.5%        1,227,904
                                                    -----------

  TOTAL NET ASSETS - 100.0%                         $81,900,446
                                                    ===========

ADR  American Depository Receipt
(a)  Non Income Producing

  At December 31, 2005, the Fund had entered into forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The contracts had net unrealized depreciation of $223,792 as of December 31, 2005. The terms of the open contracts are as follows:

    SETTLEMENT                     CURRENCY TO       U.S. $ VALUE AT                              CURRENCY TO       U.S. $ VALUE AT
    DATE                          BE DELIVERED        DEC. 31, 2005                               BE RECEIVED        DEC. 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
    1/6/06             1,350,000          EURO        $ 1,598,694                                 913,037    KB      $ 1,570,764
    1/6/06             2,110,000          EURO          2,498,699                               2,524,552   USD        2,524,552
    1/6/06               650,000          EURO            769,741                              90,220,000   JPY          765,543
    1/6/06           251,034,000           JPY          2,130,097                               2,780,000   AUD        2,037,536
    1/6/06           425,700,000           JPY          3,612,189                               3,000,000  EURO        3,552,653
    1/6/06         1,113,211,000           JPY          9,445,921                               9,350,000   USD        9,350,000
    1/6/06             1,443,538           USD          1,443,538                                 830,000    KB        1,427,910
    1/6/06             1,407,960           USD          1,407,960                               1,200,000  EURO        1,421,061
    1/6/06             6,661,000           USD          6,661,000                             790,949,915   JPY        6,711,440
    1/12/06            1,730,000            KB          2,976,004                               2,979,680   USD        2,979,680
    1/12/06            2,997,092           USD          2,997,092                               1,730,000    KB        2,976,004
                                                      -----------                                                    -----------
                                                      $35,540,935                                                    $35,317,143
                                                      ===========                                                    ===========

    AUD -- Australian Dollar
    EUR -- Euro
    JPY -- Japanese Yen
    KB -- British Pound
    USD -- U.S. Dollar


                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                               LKCM                          LKCM          LKCM           LKCM
                                                             SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                            EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *..................................  $383,159,817    $46,583,217     $9,179,001  $114,012,566   $80,672,542
Cash.....................................................            --            405            860            --            --
Foreign currency **......................................            --             --             --            --     1,478,172
Dividends and interest receivable........................       547,158         58,922         47,035     1,745,106        52,440
Receivable for investments sold..........................     1,868,517             --             --            --       164,635
Receivable from Adviser..................................            --             --          1,811            --            --
Receivable for fund shares sold..........................     2,424,763             --         20,000        13,692            --
Other assets.............................................        18,300         10,447          2,765         5,829         5,068
                                                           ------------    -----------     ----------  ------------   -----------
  Total assets...........................................   388,018,555     46,652,991      9,251,472   115,777,193    82,372,857
                                                           ------------    -----------     ----------  ------------   -----------

LIABILITIES:
Payable for investments purchased........................     5,564,057             --             --            --        93,917
Unrealized loss on open forward foreign currency contracts           --             --             --            --       223,792
Payable for investment advisory fees.....................       692,382         45,673             --       101,376        70,878
Payable for fund shares redeemed.........................        47,435         53,825             --            --            --
Payable to Custodian.....................................     1,904,895          1,482            873         2,999        22,611
Distribution expense payable.............................         5,211             --             --            --            --
Accrued expenses and other liabilities...................       228,359         41,779         18,109        73,922        61,213
                                                           ------------    -----------     ----------  ------------   -----------
  Total liabilities......................................     8,442,339        142,759         18,982       178,297       472,411
                                                           ------------    -----------     ----------  ------------   -----------
NET ASSETS...............................................  $379,576,216    $46,510,232     $9,232,490  $115,598,896   $81,900,446
                                                           ============    ===========     ==========  ============   ===========


NET ASSETS CONSIST OF:
Paid in capital..........................................  $262,014,228    $38,371,979     $8,139,886  $116,581,211   $80,714,116
Undistributed net investment income......................            --          8,450          6,316       188,597       352,999
Accumulated net realized gain (loss) on .................
  securities and foreign currency transactions...........    11,103,000         49,951        (16,861)     (291,024)   (4,726,632)
Net unrealized appreciation (depreciation) on:...........
  Investments ...........................................   106,458,988      8,079,852      1,103,149      (879,888)    5,788,949
  Other assets and liabilities
  denominated in foreign currency.........................           --             --             --            --      (228,986)
                                                           ------------    -----------     ----------  ------------   -----------
Net assets...............................................  $379,576,216    $46,510,232     $9,232,490  $115,598,896   $81,900,446
                                                           ============    ===========     ==========  ============   ===========


INSTITUTIONAL CLASS***...................................
Net assets...............................................  $370,987,536    $46,510,232     $9,232,490  $115,598,896   $81,900,446
Shares of beneficial interest outstanding................
  (unlimited shares of no par value......................
  authorized)............................................    17,564,901      3,497,752        743,334    11,293,837     7,376,580
Net asset value per share................................
  (offering and redemption price)........................  $      21.12    $     13.30     $    12.42  $      10.24   $     11.10
                                                           ============    ===========     ==========  ============   ===========


ADVISER CLASS............................................
Net assets............................................... $   8,588,680
Shares of beneficial interest outstanding................
  (unlimited shares of no par value......................
  authorized)............................................       409,921
Net asset value per share................................
  (offering and redemption price)........................        $20.95
                                                           ============


* Cost of Investments....................................  $276,700,829    $38,503,365     $8,075,852  $114,892,454   $74,883,593
                                                           ============    ===========     ==========  ============   ===========


**Cost of Foreign Currency...............................  $         --    $        --     $       --  $         --   $ 1,483,475
                                                           ============    ===========     ==========  ============   ===========


***Currently, only the Small Cap Equity and Equity Funds offer a second class.


                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                LKCM                          LKCM          LKCM           LKCM
                                                              SMALL CAP        LKCM         BALANCED    FIXED INCOME   INTERNATIONAL
                                                             EQUITY FUND    EQUITY FUND       FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *..............................................   $ 2,135,858      $ 617,818     $  109,609    $   52,369     $  82,833
Dividends allocated from Master Portfolio*...............            --             --             --            --       380,924
Interest.................................................       407,690         92,323        121,641     4,158,528        31,920
Expenses allocated from Master Portfolio**...............            --             --             --            --      (259,023)
                                                            -----------      ---------     ----------    ----------     ---------
  Total income...........................................     2,543,548        710,141        231,250     4,210,897       236,654
                                                            -----------      ---------     ----------    ----------     ---------

EXPENSES:
Investment advisory fees ................................     2,513,813        292,615         60,123       487,685       252,281
Distribution expense - Adviser Class.....................        19,444             --             --            --            --
Administrative fees......................................       296,755         45,695         20,275        80,210        46,430
Accounting and transfer agent fees and expenses..........       147,207         58,328         38,569        70,414        48,759
Professional fees........................................       163,709         20,622          4,760        49,156        35,422
Federal and state registration...........................        47,970         27,403          5,921        13,068        12,960
Custody fees and expenses................................        41,642          5,524          3,362        13,694        30,292
Reports to shareholders..................................        22,427          2,624            680         5,996         2,468
Trustees' fees...........................................        37,790          4,437          1,019        10,530         3,944
Other ...................................................        34,733          4,159          1,014         9,541         3,921
                                                            -----------      ---------     ----------    ----------     ---------
  Total expenses.........................................     3,325,490        461,407        135,723       740,294       436,477
  Less, expense waiver and/or ...........................
  reimbursement..........................................            --       (126,990)       (61,725)     (106,303)     (275,419)
                                                            -----------      ---------     ----------    ----------     ---------
  Net expenses...........................................     3,325,490        334,417         73,998       633,991       161,058
                                                            -----------      ---------     ----------    ----------     ---------
NET INVESTMENT INCOME (LOSS).............................      (781,942)       375,724        157,252     3,576,906        75,596
                                                            -----------      ---------     ----------    ----------     ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments............................................    58,677,426      1,451,791        123,600       (64,933)      492,763
  Foreign currency transactions..........................            --             --             --            --       330,132
  Investments allocated from Master Portfolio............            --             --             --            --     3,154,133
  Foreign currency transactions allocated from
    Master Portfolio ....................................            --             --             --            --       124,020
                                                            -----------      ---------     ----------    ----------     ---------
                                                             58,677,426      1,451,791        123,600       (64,933)    4,101,048
                                                            -----------      ---------     ----------    ----------     ---------
Net change in unrealized appreciation/depreciation on:
  Investments............................................   (13,573,414)       218,882        249,872    (1,807,573)    3,751,225
  Foreign currency transactions..........................            --             --             --            --      (290,356)
                                                            -----------      ---------     ----------    ----------     ---------
                                                            (13,573,414)       218,882        249,872    (1,807,573)    3,460,869
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..................................    45,104,012      1,670,673        373,472    (1,872,506)    7,561,917
                                                            -----------      ---------     ----------    ----------     ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..............................   $44,322,070     $2,046,397     $  530,724    $1,704,400    $7,637,513
                                                            ===========     ==========     ==========    ==========    ==========


* Net of foreign taxes withheld..........................   $        --     $    2,697     $      730    $       --    $   86,717
                                                            ===========     ==========     ==========    ==========    ==========


**The LKCM International Fund invested all of its investable assets in a master portfolio, which had an identical investment objective, from January 1, 2005 through August 26, 2005. The amount reflected is for expenses allocated from the master portfolio. Subsequently, the Fund invested directly in foreign securities to meet its investment objective.


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                          LKCM
                                                                              SMALL CAP EQUITY FUND              EQUITY FUND

                                                                           Year Ended     Year Ended    Year Ended     Year Ended
                                                                          December 31,   December 31,  December 31,   December 31,
                                                                              2005           2004          2005           2004
                                                                          ------------   ------------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................  $   (781,942)  $ (1,174,444)  $   375,724   $   319,860
Net realized gain on investments ......................................     58,677,426     32,671,697     1,451,791       380,225
Net change in unrealized appreciation/depreciation
  on investments.......................................................    (13,573,414)    31,063,175       218,882     2,000,598
                                                                          ------------   ------------   -----------   -----------

  Net increase in net assets
  resulting from operations............................................     44,322,070     62,560,428     2,046,397     2,700,683
                                                                          ------------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income..................................................             --             --      (423,004)     (322,328)
Net realized gain on investments.......................................    (52,344,719)   (34,744,980)   (1,004,552)           --
                                                                          ------------   ------------   -----------   -----------
  ......................................................................   (52,344,719)   (34,744,980)   (1,427,556)     (322,328)
                                                                          ------------   ------------   -----------   -----------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments.......................................     (1,219,242)      (740,090)          --             --
                                                                          ------------   ------------   -----------   -----------

NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C).....................................     36,498,922     54,765,784     8,651,868     1,131,995
                                                                          ------------   ------------   -----------   -----------
Total increase in net assets...........................................     27,257,031     81,841,142     9,270,709     3,510,350

NET ASSETS:
Beginning of period....................................................    352,319,185    270,478,043    37,239,523    33,729,173
                                                                          ------------   ------------   -----------   -----------
End of period *........................................................   $379,576,216   $352,319,185   $46,510,232   $37,239,523
                                                                          ============   ============   ===========   ===========

* Including undistributed net
  investment income of:................................................   $         --   $     42,586   $     8,450   $    55,730
                                                                          ============   ============   ===========   ===========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      LKCM                          LKCM
                                                                                  BALANCED FUND               FIXED INCOME FUND

                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2005           2004          2005           2004
                                                                            ----------     ----------  ------------   -----------
OPERATIONS:
Net investment income...................................................    $  157,252     $  162,212  $  3,576,906   $ 2,894,293
Net realized gain (loss) on investments.................................       123,600        168,179       (64,933)      111,740
Net change in unrealized appreciation/depreciation
  on investments........................................................       249,872        255,933    (1,807,573)   (1,039,652)
                                                                            ----------     ----------  ------------   -----------

    Net increase in net assets
      resulting from operations.........................................       530,724        586,324     1,704,400     1,966,381
                                                                            ----------     ----------  ------------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................       (93,399)      (170,801)   (3,526,577)   (2,857,352)
                                                                            ----------     ----------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................       387,342       (760,466)   24,138,125    25,819,968
                                                                            ----------     ----------  ------------   -----------

    Total increase (decrease) in net assets.............................       824,667       (344,943)   22,315,948    24,928,997

NET ASSETS:
Beginning of period.....................................................     8,407,823      8,752,766    93,282,948    68,353,951
                                                                            ----------     ----------  ------------   -----------
End of period *.........................................................    $9,232,490     $8,407,823  $115,598,896   $93,282,948
                                                                            ==========     ==========  ============   ===========

* Including undistributed net
investment income of:...................................................    $    6,316     $    1,530  $    188,597   $   144,519
                                                                            ==========     ==========  ============   ===========

                                                                                                                    LKCM
                                                                                                             INTERNATIONAL FUND

                                                                                                         Year Ended     Year Ended
                                                                                                        December 31,   December 31,
                                                                                                            2005           2004
                                                                                                        -----------   -----------
OPERATIONS:
Net investment income................................................................................   $    75,596   $   189,931
Net realized gain on investments, futures contracts and foreign currency transactions................     4,101,048     6,565,856
Net change in unrealized appreciation/depreciation...................................................     3,460,869    (2,451,614)
                                                                                                        -----------   -----------
    Net increase in net assets resulting from operations.............................................     7,637,513     4,304,173
                                                                                                        -----------   -----------

DIVIDENDS TO SHAREHOLDERS:
Net investment income................................................................................    (1,646,490)     (464,052)
                                                                                                        -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C)..........................    33,805,527    (2,925,690)
                                                                                                        -----------   -----------

Total increase in net assets.........................................................................    39,796,550       914,431

NET ASSETS:
Beginning of period..................................................................................    42,103,896    41,189,465
                                                                                                        -----------   -----------
End of period *......................................................................................   $81,900,446   $42,103,896
                                                                                                        ===========   ===========

* Including undistributed net investment income of:..................................................   $   352,999   $   988,316
                                                                                                        ===========   ===========

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                   LKCM SMALL CAP EQUITY FUND
                                                          Institutional  Institutional   Institutional
                                                              Class          Class          Class*
                                                              Year           Year            Year           Year            Year
                                                              Ended          Ended          Ended           Ended          Ended
                                                           December 31,   December 31,    December 31,   December 31,   December 31,
                                                              2005            2004            2003           2002           2001
                                                            --------        --------        --------       --------       --------
NET ASSET VALUE -- BEGINNING OF PERIOD...................   $  21.46        $  19.54        $  15.24       $  17.29       $  17.00
                                                            --------        --------        --------       --------       --------
Net investment income (loss).............................      (0.05)(1)       (0.08)(1)       (0.08)(1)      (0.03)(2)       0.08
Net realized and unrealized gain (loss) on investments...       3.17            4.40            5.38          (2.01)          1.20
                                                            --------        --------        --------       --------       --------
    Total from investment operations.....................       3.12            4.32            5.30          (2.04)          1.28
                                                            --------        --------        --------       --------       --------
Dividends from net investment income.....................        --               --              --          (0.00)(3)      (0.07)
Distributions from net realized gains....................      (3.46)          (2.40)          (1.00)         (0.01)         (0.92)
                                                            --------        --------        --------       --------       --------
    Total dividends and distributions....................      (3.46)          (2.40)          (1.00)         (0.01)         (0.99)
                                                            --------        --------        --------       --------       --------
NET ASSET VALUE -- END OF PERIOD..........................  $  21.12    ..  $  21.46    ..  $  19.54    .  $  15.24       $  17.29
                                                            ========        ========        ========       ========       ========
TOTAL RETURN.............................................     14.42%          22.09%          34.71%       (11.79)%          7.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)....................   $370,988        $344,990        $266,842       $206,886       $220,570
Ratio of expenses to average net assets..................      0.99%           0.96%           0.97%          0.94%          0.92%
Ratio of net investment income (loss)
  to average net assets..................................    (0.23)%         (0.38)%         (0.45)%        (0.19)%          0.46%
Portfolio turnover rate(4)...............................        56%             53%             43%            52%            62%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  Less than $(0.005).

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                                        LKCM SMALL CAP EQUITY FUND - ADVISER CLASS
                                                                                           Year             Year        June 5, 2003
                                                                                           Ended           Ended           through
                                                                                       December 31,     December 31,    December 31,
                                                                                           2005             2004            2003*
                                                                                         -------          -------         -------
NET ASSET VALUE -- BEGINNING OF PERIOD                                                   $ 21.36          $ 19.51         $ 16.85
                                                                                         -------          -------         -------
Net investment loss(1)..............................................................       (0.11)           (0.13)          (0.08)
Net realized and unrealized gain on investments.....................................        3.16             4.38            3.74
                                                                                         -------          -------         -------
    Total from investment operations................................................        3.05             4.25            3.66
                                                                                         -------          -------         -------
Distributions from net realized gains...............................................       (3.46)           (2.40)          (1.00)
                                                                                         -------          -------         -------
NET ASSET VALUE -- END OF PERIOD....................................................     $ 20.95          $ 21.36         $ 19.51
                                                                                         =======          =======         =======
TOTAL RETURN .......................................................................      14.16%           21.76%          21.66%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...............................................      $8,589           $7,329          $3,636
Ratio of expenses to average net assets ............................................       1.24%            1.21%           1.21%(3)
Ratio of net investment loss to average net assets .................................     (0.48)%          (0.63)%         (0.69)%(3)
Portfolio turnover rate(4)..........................................................         56%              53%             43%

* On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares. Commencement of sales of the Adviser Class occurred on June 5, 2003.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  Not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                        LKCM EQUITY FUND
                                                                 Year        Year           Year           Year         Year
                                                                 Ended       Ended          Ended          Ended        Ended
                                                             December 31,  December 31,  December 31,  December 31,  December 31,
                                                                 2005         2004          2003           2002          2001
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  13.09     $  12.24      $   9.98       $  11.76      $  13.25
                                                               --------     --------      --------       --------      --------
Net investment income........................................      0.11         0.11          0.07           0.06          0.08
Net realized and unrealized gain (loss)
  on investments.............................................      0.52         0.85          2.26          (1.78)        (1.49)
                                                               --------     --------      --------       --------      --------
   Total from investment operations..........................      0.63         0.96          2.33          (1.72)        (1.41)
                                                               --------     --------      --------       --------      --------
Dividends from net investment income.........................     (0.12)       (0.11)        (0.07)         (0.06)        (0.06)
Distributions from net realized gains........................     (0.30)        --             --              --         (0.02)
                                                               --------     --------      --------       --------      --------
   Total dividends and distributions.........................     (0.42)       (0.11)        (0.07)         (0.06)        (0.08)
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- END OF PERIOD.............................  $  13.30     $  13.09      $  12.24       $   9.98      $  11.76
                                                               ========     ========      ========       ========      ========
TOTAL RETURN.................................................     4.80%        7.88%        23.38%       (14.64)%      (10.61)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $ 46,510     $ 37,240      $ 33,729       $ 24,672      $ 26,822
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement.................     1.10%        1.18%         1.18%          1.05%         1.05%
  After expense waiver and/or reimbursement..................     0.80%        0.80%         0.80%          0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................     0.60%        0.54%         0.33%          0.29%         0.53%
  After expense waiver and/or reimbursement..................     0.90%        0.92%         0.71%          0.54%         0.78%
Portfolio turnover rate......................................       21%          28%           14%            44%           35%

                                                                                       LKCM BALANCED FUND
                                                                 Year        Year           Year           Year         Year
                                                                 Ended       Ended          Ended          Ended        Ended
                                                             December 31,  December 31,  December 31,  December 31,  December 31,
                                                                 2005         2004          2003           2002          2001
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  11.85     $  11.29      $   9.86       $  11.44      $  11.77
                                                               --------     --------      --------       --------      --------
Net investment income........................................      0.21         0.22          0.19           0.23          0.30
Net realized and unrealized gain (loss)
   on investments............................................      0.48         0.57          1.42          (1.59)        (0.26)
                                                               --------     --------      --------       --------      --------
   Total from investment operations..........................      0.69         0.79          1.61          (1.36)         0.04
                                                               --------     --------      --------       --------      --------
Dividends from net investment income.........................     (0.12)       (0.23)        (0.18)         (0.21)        (0.32)
Distributions from net realized gains........................        --           --            --          (0.01)        (0.05)
                                                               --------     --------      --------       --------      --------
   Total dividends and distributions.........................     (0.12)       (0.23)        (0.18)         (0.22)        (0.37)
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- END OF PERIOD.............................  $  12.42     $  11.85      $  11.29       $   9.86      $  11.44
                                                               ========     ========      ========       ========      ========
TOTAL RETURN.................................................     5.87%        7.10%        16.59%       (11.97)%         0.47%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $  9,232     $  8,408      $  8,753       $  7,298      $  7,375
Ratio of expenses to average net assets:
  Before expense reimbursement...............................     1.47%        1.49%         1.52%          1.66%         1.58%
  After expense reimbursement................................     0.80%        0.80%         0.80%          0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................     1.03%        1.20%         1.09%          1.31%         1.83%
  After expense waiver and/or reimbursement..................     1.70%        1.89%         1.81%          2.17%         2.61%
Portfolio turnover rate......................................       24%          19%           24%            17%           37%


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                    LKCM FIXED INCOME FUND
                                                                 Year        Year           Year           Year         Year
                                                                 Ended       Ended          Ended          Ended        Ended
                                                             December 31,  December 31,  December 31,  December 31,  December 31,
                                                                 2005         2004          2003           2002          2001
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $  10.42     $  10.52      $  10.61       $  10.48      $  10.01
                                                               --------     --------      --------       --------      --------
Net investment income........................................      0.36         0.39          0.42           0.51          0.60
Net realized and unrealized gain (loss)
   on investments............................................     (0.18)       (0.10)        (0.08)          0.13          0.45
                                                               --------     --------      --------       --------      --------
   Total from investment operations..........................      0.18         0.29          0.34           0.64          1.05
                                                               --------     --------      --------       --------      --------
Dividends from net investment income.........................     (0.36)       (0.39)        (0.43)         (0.51)        (0.58)
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- END OF PERIOD.............................  $  10.24     $  10.42      $  10.52       $  10.61      $  10.48
                                                               ========     ========      ========       ========      ========
TOTAL RETURN.................................................     1.79%        2.77%         3.25%          6.32%        10.76%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $115,599     $ 93,283      $ 68,354       $ 56,565      $ 45,446
Ratio of expenses to average net assets:
  Before expense reimbursement...............................     0.76%        0.75%         0.77%          0.75%         0.77%
  After expense reimbursement................................     0.65%        0.65%         0.65%          0.65%         0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement.................     3.56%        3.78%         3.98%          4.96%         5.81%
  After expense waiver and/or reimbursement..................     3.67%        3.88%         4.10%          5.06%         5.93%
Portfolio turnover rate......................................       40%          27%           58%            40%           36%

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                      LKCM INTERNATIONAL FUND
                                                                 Year        Year           Year           Year         Year
                                                                 Ended       Ended          Ended          Ended        Ended
                                                             December 31,  December 31,  December 31,  December 31,  December 31,
                                                                 2005         2004          2003           2002          2001
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- BEGINNING OF PERIOD.......................  $   9.40     $   8.52      $   6.41       $   8.07      $  11.44
                                                               --------     --------      --------       --------      --------
Net investment income........................................      0.02(1)      0.04(1)       0.07(2)        0.08(1)       0.01(1)
Net realized and unrealized gain (loss)
  on investments.............................................      1.91         0.95          2.13          (1.60)        (3.35)
                                                               --------     --------      --------       --------      --------
   Total from investment operations..........................      1.93         0.99          2.20          (1.52)        (3.34)
                                                               --------     --------      --------       --------      --------
Redemption fees..............................................        --           --          0.02             --            --
                                                               --------     --------      --------       --------      --------
Dividends from net investment income.........................     (0.23)       (0.11)        (0.11)         (0.14)           --
Distributions from net realized gains........................        --           --            --             --         (0.03)
                                                               --------     --------      --------       --------      --------
   Total dividends and distributions.........................     (0.23)       (0.11)        (0.11)         (0.14)        (0.03)
                                                               --------     --------      --------       --------      --------
NET ASSET VALUE -- END OF PERIOD.............................  $  11.10     $   9.40      $   8.52       $   6.41      $   8.07
                                                               ========     ========      ========       ========      ========
TOTAL RETURN.................................................    20.49%       11.59%        34.68%       (18.86)%      (29.16)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........................  $ 81,900     $ 42,104      $ 41,189       $ 31,542      $ 70,368
Ratio of expenses to average net assets:
  Before expense reimbursement...............................     1.99%        1.67%         1.99%          1.55%         1.56%
  After expense reimbursement................................     1.20%        1.20%         1.20%          1.20%         1.20%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement.................   (0.57)%        0.01%         0.25%          0.68%       (0.21)%
  After expense waiver and/ or reimbursement.................     0.22%        0.48%         1.04%          1.03%         0.15%
Portfolio turnover rate......................................       56%(3)       N/A           N/A            N/A          N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.


                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above-average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

At the beginning of the year, the LKCM International Fund attempted to achieve its goal by operating under a master-feeder structure, which means the Fund followed its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which had an identical investment objective as the LKCM International Fund and was managed by TT International Investment Management ("TT International"). On August 29, 2005, the LKCM International Fund received an in-kind distribution of securities from the Master Portfolio and began to invest directly in foreign securities with TT International acting as the Fund's sub-adviser.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

    1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Luther King Capital Management Corporation (the "Adviser"). The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

    Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

    3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

    4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

    1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

    2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

    Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At December 31, 2005, substantially all of the LKCMInternational Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

    6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

    When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency. As of December 31, 2005, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

    7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

    8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

    10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2005, reclassifications were recorded as follows.

                                                  LKCM         LKCM        LKCM          LKCM
                                               SMALL CAP     BALANCED      FIXED      INTERNATIONAL
                                               EQUITY FUND     FUND     INCOME FUND      FUND
    Undistributed net investment income        $ 739,356    $(59,067)    $(6,252)     $  352,999
    Accumulated gains                            158,833       9,854       5,738      26,024,902
    Capital Stock                               (898,189)     49,213         514     (26,377,901)

    The significant reclassifications for the LKCM International Fund were due to an in-kind distribution of securities from the Master Portfolio.

    11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2005, the Adviser waived and/or reimbursed the following expenses:

                            LKCM         LKCM         LKCM       LKCM           LKCM
                          SMALL CAP     EQUITY      BALANCED     FIXED      INTERNATIONAL
                         EQUITY FUND     FUND         FUND    INCOME FUND       FUND
Annual Advisory Rate        0.75%         0.70%       0.65%       0.50%         1.00%(1)(2)
Annual Cap on Expenses      1.00%         0.80%       0.80%       0.65%         1.20%
Expenses Waived and/or
Reimbursed                     --      $126,990     $61,725    $106,303      $275,419

(1) To the extent that the Fund invested all of its investable assets in the Portfolio, the advisory fee paid to the Adviser was reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International was entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%. TT International currently receives a fee, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers, as sub-adviser to the LKCM International Fund.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. During 2005, total expenses of $852,642 related to such services that were performed by U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the year ended December 31, 2005, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $19,444.

C. FUND SHARES: At December 31, 2005, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                     4,256,949   $ 94,597,895                       1,746,881   $ 36,698,335
Shares issued to shareholders in
  reinvestment of distributions                 2,334,508     49,701,687                       1,554,711     33,414,333
Shares redeemed                                (5,104,490)  (109,225,518)                       (881,679)   (18,659,138)
Redemption fee                                                     2,051                                          1,775
                                               ----------   ------------                      ----------   ------------
Net increase                                    1,486,967   $ 35,076,115                       2,419,913   $ 51,455,305
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                            16,077,934                                     13,658,021
                                               ----------                                     ----------
End of period                                  17,564,901                                     16,077,934
                                               ==========                                     ==========

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                     ADVISER CLASS                                  ADVISER CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                        11,279   $    253,781                         122,160   $  2,570,989
Shares issued to shareholders in
  reinvestment of distributions                    57,729      1,219,242                          34,600        740,090
Shares redeemed                                    (2,191)       (50,216)                            (30)          (600)
                                               ----------   ------------                      ----------   ------------
Net increase                                       66,817   $  1,422,807                         156,730   $  3,310,479
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               343,104                                        186,374
                                               ----------                                     ----------
End of period                                     409,921                                        343,104
                                               ==========                                     ==========
Total Net Increase                                          $ 36,498,922                                   $ 54,765,784
                                                            ============                                   ============


EQUITY FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                  INSTITUTIONAL CLASS                            INSTITUTIONAL CLASS
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                       859,700   $ 11,415,671                         394,455   $  4,891,097
Shares issued to shareholders in
  reinvestment of distributions                   102,086      1,362,839                          22,116        289,503
Shares redeemed                                  (308,640)    (4,126,877)                       (327,863)    (4,048,693)
Redemption fee                                                       235                                             88
                                               ----------   ------------                      ----------   ------------
Net increase                                      653,146   $  8,651,868                          88,708   $  1,131,995
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             2,844,606                                      2,755,898
                                               ----------                                     ----------
End of period                                   3,497,752                                      2,844,606
                                               ==========                                     ==========

BALANCED FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                       140,838   $  1,676,752                          54,251   $    618,337
Shares issued to shareholders in
  reinvestment of distributions                     7,631         91,684                          14,683        168,816
Shares redeemed                                  (114,606)    (1,381,409)                       (134,638)    (1,547,619)
Redemption fee                                                       315                                             --
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                            33,863   $    387,342                         (65,704)  $   (760,466)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                               709,471                                        775,175
                                               ----------                                     ----------
End of period                                     743,334                                        709,471
                                               ==========                                     ==========

FIXED INCOME FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                     2,786,378   $ 28,740,295                       2,950,207   $ 31,069,167
Shares issued to shareholders in
  reinvestment of distributions                   293,974      3,019,906                         232,382      2,429,063
Shares redeemed                                  (735,297)    (7,622,076)                       (730,287)    (7,678,302)
Redemption fee                                                        --                                              40
                                               ----------   ------------                      ----------   ------------
Net increase                                    2,345,055   $ 24,138,125                       2,452,302   $ 25,819,968
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             8,948,782                                      6,496,480
                                               ----------                                     ----------
End of period                                  11,293,837                                      8,948,782
                                               ==========                                     ==========

INTERNATIONAL FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------   ------------                      ----------   ------------
Shares sold                                     4,906,583    $52,659,266                         561,526   $  5,015,238
Shares issued to shareholders in
  reinvestment of distributions                   139,773      1,564,054                          46,196        434,242
Shares redeemed                                (2,148,904)   (20,417,793)                       (962,361)    (8,375,174)
Redemption fee                                                        --                                               4
                                               ----------   ------------                      ----------   ------------
Net increase (decrease)                         2,897,452   $ 33,805,527                        (354,639)  $ (2,925,690)
                                                            ============                                   ============
SHARES OUTSTANDING:
Beginning of period                             4,479,128                                      4,833,767
                                               ----------                                     ----------
End of period                                   7,376,580                                      4,479,128
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2005, the LKCM International Fund had a shareholder that owned greater than 25% of the Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005 were as follows:

                                               PURCHASES                           SALES
                                         U.S.                              U.S.
                                     GOVERNMENT        OTHER            GOVERNMENT        OTHER
                                     ------------   ------------         ----------   ------------
LKCM Small Cap Equity Fund           $         --   $183,204,793         $       --   $207,571,899
LKCM Equity Fund                               --     14,960,430                 --      7,973,129
LKCM Balanced Fund                        149,412      2,399,288             49,270      2,089,117
LKCM Fixed Income Fund                 16,150,095     33,134,147          7,311,129     24,205,969
LKCM International Fund*                       --     66,750,649                 --     20,120,640

* Activity reflected from August 29, 2005 through December 31, 2005. Prior to that, the Fund's only investment was in the Master Portfolio.

E. TAX INFORMATION: At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                    LKCM              LKCM                 LKCM               LKCM                  LKCM
                                  SMALL CAP          EQUITY              BALANCED             FIXED            INTERNATIONAL
                                 EQUITY FUND          FUND                 FUND            INCOME FUND              FUND
                                ------------      -----------           ----------        ------------         ------------
Cost of investments             $276,988,087      $38,504,023           $8,075,048        $114,780,584         $ 63,136,038*
                                ============      ===========           ==========        ============         ============
Gross unrealized appreciation   $112,178,388      $ 9,408,199           $1,529,868        $    583,576           18,343,062
Gross unrealized depreciation     (6,006,658)      (1,329,005)            (425,915)         (1,351,594)            (806,558)
                                ------------      -----------           ----------        ------------         ------------
Net unrealized appreciation     $106,171,730      $ 8,079,194           $1,103,953        $   (768,018)          17,536,504
                                ============      ===========           ==========        ============         ============
Undistributed ordinary income   $         --      $     8,450           $    5,512        $     46,612         $    714,411
Undistributed long-term
  capital gain                    11,390,258           50,609                   --                  --                   --
                                ------------      -----------           ----------        ------------         ------------
Total distributable earnings    $ 11,390,258      $    59,059           $    5,512        $     46,612         $    714,411
                                ------------      -----------           ----------        ------------         ------------
Other accumulated losses        $         --      $        --           $  (16,861)       $   (260,909)        $(17,064,585)
                                ------------      -----------           ----------        ------------         ------------
Total accumulated
  earnings (losses)             $117,561,988      $ 8,138,253           $1,092,604        $   (982,315)        $  1,186,330
                                ============      ===========           ==========        ============         ============

* The significant difference between book and tax cost of investments is due to an in-kind distribution of securities from the Master Portfolio. At December 31, 2005 the accumulated capital loss carryforwards were as follows:

                              LKCM               LKCM                LKCM
                            BALANCED             FIXED           INTERNATIONAL
                              FUND            INCOME FUND             FUND
                            --------           ---------          -----------
Expiring in 2009            $     --           $      --          $ 5,339,246
Expiring in 2010                  --             191,023           11,720,144
Expiring in 2011               4,803                  --                   --
Expiring in 2013                  --              38,877                   --
                            --------           ---------          -----------
Total capital loss
  carryforwards             $  4,803           $ 229,900          $17,059,390
                            ========           =========          ===========

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2005, capital loss carryforwards of $396,630, $125,223, and $17,614,855 were utilized by the LKCM Equity Fund, the LKCM Balanced Fund and the LKCM International Fund, respectively. At December 31, 2005, the LKCM Balanced Fund and LKCM Fixed Income Fund had net realized losses from transactions between November 1, 2005 and December 31, 2005 of $12,058 and $31,009, respectively, which are deferred for tax purposes and will be recognized in 2006.

The tax components of dividends paid during the year ended December 31, 2005 were as follows:

                                              ORDINARY             LONG-TERM
                                               INCOME            CAPITAL GAINS
                                             ----------           -----------
LKCM Small Cap Equity Fund                   $       --           $53,563,961
LKCM Equity Fund                                423,004             1,004,552
LKCM Balanced Fund                               93,399                    --
LKCM Fixed Income Fund                        3,526,577                    --
LKCM International Fund                       1,646,490                    --

The tax components of dividends paid during the year ended December 31, 2004 were as follows:

                                              ORDINARY             LONG-TERM
                                               INCOME            CAPITAL GAINS
                                             ----------           -----------
LKCM Small Cap Equity Fund                   $       --           $35,485,070
LKCM Equity Fund                                322,328                    --
LKCM Balanced Fund                              170,801                    --
LKCM Fixed Income Fund                        2,857,352                    --
LKCM International Fund                         464,052                    --

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
March 2, 2006

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2005

TAX INFORMATION: For the fiscal year 2005, the LKCM Equity, Balanced, Fixed Income and International Funds designate 100.00%, 99.23%, 1.47% and 82.11%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003.

For the fiscal year 2005, 100.00%, 99.20% and 1.50% of the ordinary distributions paid by the LKCM Equity, Balanced and Fixed Income Funds, respectively, qualify for the dividend received deduction available to corporate shareholders.

ADDITIONAL TAX INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: For the fiscal year 2005, the LKCM Equity, Balanced, Fixed Income and International Funds designate 11.29%, 81.37%, 99.06% and 0.36%, respectively, of dividends from ordinary income as interest related dividends under the Internal Revenue Code Section 871(k)(l)(C).

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30, 2004 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES
The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                    TERM OF                                  PORTFOLIOS
                                                    OFFICE &        PRINCIPAL                IN FUND
                               POSITION(S)          LENGTH          OCCUPATION               COMPLEX            OTHER
NAME, ADDRESS                  HELD WITH            OF TIME         DURING PAST              OVERSEEN      DIRECTORSHIPS
AND AGE                        THE FUND             SERVED1         FIVE YEARS               BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                 Chairman             Since 2004      CEO, Texassystems,       9             Non-executive chairman
301 Commerce Street            of the                               LLC and CEO,                           of the board of AZZ
Suite 1600                     Board of Trustees                    Texaslearningsystems                   Incorporated, a
Fort Worth, Texas 76102                                             LLC since 1999; Dean,                  manufacturing company.
Age: 63                        Trustee              Since 1994      M.J. Neeley School of
                                                                    Business, Texas
                                                                    Christian University
                                                                    Business School from
                                                                    1987 to 2001.

------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.          Trustee              Since 1994      Consultant; formerly     9             Priests Pension Fund
301 Commerce Street                                                 Consultant for                         of the Catholic Diocese
Suite 1600                                                          NASDAQ Corp. and                       of Fort Worth, Lay
Fort Worth, TX 76102                                                Vice President,                        Workers Pension Fund of
Age: 85                                                             Merrill Lynch &                        the Catholic Diocese
                                                                    Co., Inc.                              of Fort Worth,
                                                                                                           St. Joseph Health
                                                                                                           Care Trust, Catholic
                                                                                                           Schools Trust and
                                                                                                           Catholic Foundation
                                                                                                           of North Texas.


------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell              Trustee              Since 2005      Consulting Services,     9             Red Robin Gourmet
301 Commerce Street                                                 CPA                                    Burgers, Inc.
Suite 1600
Fort Worth, TX 76102
Age: 63


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2           Trustee, President   Since 1994      Chairman, President and  9             DK Leasing Corp (private
301 Commerce Street                                                 Director,                              plane), Employee
Fort Worth, TX 76102                                                Luther King Capital                    Retirement Systems of
Age: 65                                                             Management Corporation                 Texas, 4K Land & Cattle
                                                                    since 1979.                            Company, Hunt Forest
                                                                                                           Products (lumber),
                                                                                                           Ruston Industrial Corp.
                                                                                                           (forest products),
                                                                                                           Investment Company
                                                                                                           Association of America
                                                                                                           (trade organization),
                                                                                                           JLK Venture Corp
                                                                                                           (private equity),
                                                                                                           Southwestern Exposition
                                                                                                           & Livestock, Southwest
                                                                                                           JLK, Texas Christian
                                                                                                           University, Texas
                                                                                                           Southwestern
                                                                                                           Cattleraisers
                                                                                                           Foundation and
                                                                                                           Tyler Technologies
                                                                                                           (information
                                                                                                           management company
                                                                                                           for government
                                                                                                           agencies).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2 Mr. King is an "interested person" of the Trust (as defined in the 1940 Act) because he controls the Adviser.

                                                                  TERM OF
                                                                  OFFICE &                     PRINCIPAL
                                  POSITION(S)                     LENGTH                       OCCUPATION
NAME, ADDRESS                     HELD WITH                       OF TIME                      DURING PAST
AND AGE                           THE FUND                        SERVED                       FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                   Since                        Chairman, President and Director,
301 Commerce Street               Chief Executive                 1994                         Luther King Capital Management
Fort Worth, Texas 76102           Officer                                                      Corporation since 1979.
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                  Since                        Vice President, Luther King Capital
301 Commerce Street                                               1996                         Management since 1983.
Fort Worth, Texas 76102
Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jacqui Brownfield                 Vice President,                 Since                        Luther King Capital
301 Commerce Street               Chief Compliance Officer,       1994                         Management since 1987.
Fort Worth, Texas 76102           Secretary and Treasurer
Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                  Since                        Director of Research, Luther King
301 Commerce Street                                               2000                         Capital Management since 1996.
Fort Worth, Texas 76102
Age: 40
------------------------------------------------------------------------------------------------------------------------------------

                       This page intentionally left blank.

                       This page intentionally left blank.

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Trustee,                            Vice President, Chief Compliance Officer
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Richard Lenart
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Chairman of the Board               Assistant Secretary
   Trustee

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Suite 1800
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


U.S. Bancorp Fund Services, LLC                                 ----------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                 USPOSTAGE PAID
                                                                  PERMIT #3602
                                                                 BERWYN, IL60402
                                                                ----------------

--------------------------------------------------------------------------------


                                      LKCM
                                      FUNDS


--------------------------------------------------------------------------------



                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                           LKCM AQUINAS SMALL CAP FUND
                         LKCM AQUINAS FIXED INCOME FUND


                                  Annual Report
                                December 31, 2005

DEAR FELLOW SHAREHOLDERS:
We are pleased to report the following performance information for the LKCM Aquinas Funds:
                                                                        TOTAL
                                                                       RETURN
                                       INCEPTION        NAV @           SINCE
FUNDS                                    DATES        12/31/05        INCEPT.*

LKCM Aquinas Value Fund                 7/11/05        $12.24            2.60%
  Russell 1000 Value Index1                                              3.49%

LKCM Aquinas Growth Fund                7/11/05        $15.61            2.61%
  Russell 1000 Growth Index2                                             4.91%

LKCM Aquinas Small Cap Fund             7/11/05         $5.82            3.74%
  Russell 2000 Index3                                                    2.26%

LKCM Aquinas Fixed Income Fund          7/11/05         $9.84           (0.03)%
  Lehman Bond Index4                                                     0.48%

   Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns shown reflect voluntary fee waivers in effect. In the absence of such waivers, performance would be reduced.

* On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

1 The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $665 million.

4 The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.


The stock market provided investors with a third year of positive returns, although the gains were modest. The Standard & Poor's 500 Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index all advanced on a total return basis. The positive influence of stronger than expected earnings growth, stable bond prices, a robust global economy, continued strong housing and consumer trends, improved corporate balance sheets, increased capital spending, and the rising dollar were offset by concerns over high energy costs, rising short-term interest rates, the overhang of the war in Iraq, worry over a housing bubble, and a general hesitation by corporate management toward the reinvestment of cash flows. As a result, the market's volatility was low and showed little movement for the year. The energy area was by far the most rewarding and, to the extent investors did well in 2005, it is likely that investments in that sector of the market played an important role.

We believe the U.S. economy will continue to grow in 2006. The rate of gain is likely to slow however as the impact of a weakening rate of growth in the housing sector should cause less robust consumer activity than in 2005. This slowdown will likely be offset by greater capital spending in the corporate sector, where business is good and balance sheets are healthy. Increased capital spending, in turn, should stimulate the hiring of new employees.

The Federal Reserve is likely to end the move to higher short-term interest rates during the first half of 2006 at a level of 5.0% or perhaps lower. We believe the Federal Reserve is unlikely to implement a highly restrictive policy unless inflation moves higher than most economists are forecasting. Much higher rates could cause significant weakness in housing as well as the overall economy, a situation the Federal Reserve would like to avoid.

The global economy for 2006 looks positive and should offset the expected slowdown in U.S. consumer activity. The global economic and liquidity conditions look healthy and opportunities for U.S. companies to participate in this environment are good.

We continue to forecast that bond yields will rise across the curve. However, the structural forces which have been a factor in holding down long-term yields are likely to persist, given excess global liquidity, low inflation, and, in some cases, the expectations of a mid-cycle economic slowdown in the U.S.

The value of the dollar, while stronger in 2005, is likely to weaken in 2006. However, we would not anticipate significant deterioration unless the U.S. economy is much weaker than we expect.

Some of the risks to our 2006 forecast would be a sharp increase in the price of oil, significant weakness in the value of the U.S. dollar, a discernible increase in the rate of inflation or a collapse in real estate values. While these conditions could occur they are not in our forecast.

We believe the stock market will generate positive returns again in 2006. While the rate of gain in corporate profits is expected to slow to normal historical levels of 6.0% to 8.0%, we believe the peaking of short-term interest rates coupled with low inflation and a strong global economy will produce a rising stock market. Corporate merger activity should remain strong. Increasing dividends and share repurchases will be an additional positive for the market. The valuation of share prices based on a forward P/E and historically low bond yield creates an attractive environment for investing in the public stock markets.

The LKCM Aquinas Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund since inception was 3.74% vs. the Russell 2000's 2.26% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of December 31, 2005, the total net assets of the portfolio were $7.1 million with 96.2% of the net assets invested in common stocks and 3.8% in cash reserves, net of liabilities. We generated positive returns for our investors since the Fund's inception as we added value from both our stock selection as well as from our sector allocation decisions. Our stock selection in Technology and our decision to overweight the Energy sector was beneficial to our results. Stock selection in the Industrial sector and our overweight in the Consumer sectors were slightly negative to our performance.

The LKCM Aquinas Growth Fund is managed to provide long-term capital appreciation by choosing investments that generally have above-average growth in revenue and/or earnings, above average return on equity, and under-leveraged balance sheets. The Fund's strategy is to identify quality companies of any market capitalization size based on various financial and fundamental criteria, which are constantly updated. The Fund is in the process of transitioning from the previous manager. As of December 31, 2005, the total net assets in the portfolio were $74.6 million with 93.3% of the net assets invested in common stocks and 6.7% invested in cash reserves, net of liabilities. Since the Fund's inception, the Fund advanced 2.61% versus 4.91% for the Russell 1000 Growth Index. The portfolio maintained an over-weight position in the Energy Sector and returns were enhanced by good stock selection in both the Financial and Technology sectors of the market. The Fund maintains a broadly diversified portfolio and is well positioned for the market conditions the firm anticipates in 2006.

The LKCM Aquinas Value Fund is managed to provide long-term capital appreciation through investment in mid to large sized companies. These holdings typically sell at a discount to their growth rate, have low price to cash flow characteristics, an attractive dividend yield, or a lower price to book value than the overall market. As of December 31, 2005, the total net assets in the portfolio were $42.7 million, with 97.4% invested in common stocks and 2.6% invested in cash reserves, net of liabilities. Since the transition to our management in mid-July, the Fund advanced 2.60% versus 3.49% for the Russell 1000 Value Index. The portfolio benefited from its overweighting in Industrials and Materials while the underweight versus the Financials hindered our performance somewhat. The Fund remains well positioned with a broadly diversified portfolio of quality companies.

The LKCM Aquinas Fixed Income Fund's primary objective is to generate current income consistent with the preservation of capital and Catholic values. The Fund's principal strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds and floating rate issues as defensive investments in order to create a high quality, low volatility, short-to-intermediate duration portfolio. Our main focus is to identify corporate bonds with strong credit profiles and attractive yields. The Fund had an average duration of 3.3 years on December 31, 2005 versus 3.6 years for its benchmark, the Lehman Intermediate Government/Credit Index, and an average quality rating of single A+* versus the benchmark quality rating of double A*. The Fund's higher exposure to credit, specifically the single A* sector as well as the avoidance of the auto area, were additive to our results, while the shorter duration and portfolio restructuring out of less liquid mortgage and asset backed issues detracted from results. The Fund's total return during the transitional period beginning July 11, 2005, through year-end and during the fourth quarter were (0.03%) and 0.47%, respectively, versus 0.48% and 0.51%, respectively, for the Lehman Intermediate Government/Credit Index over the same periods. As of December 31, 2005, the Fund's total net assets were $42.8 million and the asset mix was as follows: 78.7% in corporate bonds, 13.5% in U. S. Treasury and government agency issues, 3.2% in municipal bonds, 1.3% in mortgage and asset-backed issues, 1.2% in preferred stock and 2.1% in cash equivalents (net of liabilities).

At LKCM, our investment objective is to utilize our proprietary research capabilities in order to achieve superior returns over the market cycle in accordance with the specific objectives of each of the Funds. Our investment strategy is focused on our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows that can be used to reinvest back into the business, and solid balance sheets. This investment process is consistent in all of our Fund offerings and should keep us well positioned for the future.

The LKCM Aquinas Funds have a mission to generally follow the investment guidelines as outlined by the United States Conference of Catholic Bishops and to achieve its investment objective of superior returns with lower volatility. By prudently applying traditional moral teachings and employing traditional principles on cooperation and toleration, as well as the duty to avoid scandal, we believe that we can carry out our mission and exercise faithful, competent and socially responsible stewardship of the Fund assets. We appreciate the opportunity to exercise our investment talents on your behalf and trust you have placed in LKCM Aquinas through your investment in these Funds.

*Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

/s/  J. Luther King, Jr.

J. Luther King, Jr., CFA
February 1, 2006


Please refer to the Schedule of Investments found on pages 10-17 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

The LKCM Aquinas Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Mutual fund investing involves risk. Principal loss is possible.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stocks sells.

Return on Equity is a measure of corporation's profitability.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Value Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

TOTAL RETURN
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------

LKCM AQUINAS VALUE FUND                                                 2.60%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                                3.49%
--------------------------------------------------------------------------------
Lipper Large-Cap Value Fund Index                                       5.74%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Value Fund

Line Chart:
          LKCM Aquinas Value     Russell 1000 Value     Lipper Large Cap
          Fund $10,260           Index $10,349          Value Fund Index $10,574
7/05      10000                  10000                  10000
12/05     10260                  10349                  10574

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Fund Index is an unmanaged index consisting of large-cap value funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Growth Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

TOTAL RETURN
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS GROWTH FUND                                                2.61%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                               4.91%
--------------------------------------------------------------------------------
Lipper Large-Cap Growth Fund Index                                      8.97%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.


A Hypothetical $10,000 Investment in LKCM Aquinas Growth Fund

Line Chart:
          LKCM Aquinas            Russell 1000 Growth    Lipper Large-Cap Growth
          Growth Fund $10,261     Index $10,491          Fund Index $10,897
7/05      10000                   10000                  10000
12/05     10261                   10491                  10897


The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Fund Index is an unmanaged index consisting of large-cap growth funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund compared to the Fund's representative market indices. The LKCM Aquinas Small Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

TOTAL RETURN
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS SMALL CAP FUND                                             3.74%
--------------------------------------------------------------------------------
Russell 2000 Index                                                      2.26%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                                       7.73%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Small Cap Fund

Line Chart:

            LKCM Aquinas                               Lipper Small-Cap
            Small Cap              Russell 2000        Core Funds
            Fund $10,374           Index $10,226       Index $10,773
7/05        10000                  10000               10000
12/05       10374                  10226               10773

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. The average market capitalization was approximately $665 million.

The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Fixed Income Fund compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

TOTAL RETURN
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                    INCEPTION(1)
--------------------------------------------------------------------------------
LKCM AQUINAS FIXED INCOME FUND                                         (0.03)%
--------------------------------------------------------------------------------
Lehman Bond Index(2)                                                    0.48%
--------------------------------------------------------------------------------
Lipper Short Intermediate Investment-Grade Debt Fund Index              0.03%
--------------------------------------------------------------------------------

(1) The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

(2) Lehman Brothers Intermediate Government/Credit Bond Index

A Hypothetical $10,000 Investment in LKCM Aquinas Fixed Income Fund

Line Chart:
              LKCM Aquinas                            Lipper Short Intermediate
              Fixed Income       Lehman Bond          Investment-Grade Debt Fund
              Fund $9,997        Index $10,048        Index $10,003
7/05          10000              10000                10000
12/05         9997               10048                10003

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years.

             LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2005

    As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05-12/31/05).

ACTUAL EXPENSES

    The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These examples are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                                      LKCM AQUINAS VALUE FUND
----------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING       ENDING      DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/05-
                                               7/1/05        12/31/05        12/31/05
----------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,048.80         $7.75
Hypothetical (5% return before expenses)      $1,000.00       $1,017.64         $7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                       LKCM AQUINAS GROWTH FUND
----------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING       ENDING      DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/05-
                                               7/1/05        12/31/05        12/31/05
----------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,044.90         $7.68
Hypothetical (5% return before expenses)      $1,000.00       $1,017.69         $7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM AQUINAS SMALL CAP FUND
----------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING       ENDING      DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/05-
                                               7/1/05        12/31/05        12/31/05
----------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $1,058.20         $7.89
Hypothetical (5% return before expenses)      $1,000.00       $1,017.54         $7.73

* Expenses are equal to the Fund's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                        LKCM AQUINAS FIXED INCOME FUND
----------------------------------------------------------------------------------------------
                                                                             EXPENSES
                                                                               PAID
                                              BEGINNING       ENDING      DURING PERIOD
                                            ACCOUNT VALUE  ACCOUNT VALUE     7/1/05-
                                               7/1/05        12/31/05        12/31/05
----------------------------------------------------------------------------------------------
Actual                                        $1,000.00       $  993.80         $4.07
Hypothetical (5% return before expenses)      $1,000.00       $1,021.12         $4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


   ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- DECEMBER 31, 2005

Percentages represent market value as a percentage of total investments.

Pie Chart:
LKCM AQUINAS VALUE FUND
Short-Term Investments                   3.3%
Common Stocks                           96.7%

Pie Chart:
LKCM AQUINAS GROWTH FUND
Short-Term Investments                   7.5%
Common Stocks                           92.5%

Pie Chart:
LKCM AQUINAS SMALL CAP FUND
Short-Term Investments                   4.2%
Common Stocks                           95.8%

Pie Chart:
LKCM AQUINAS FIXED INCOME FUND
Municipal Bonds                          3.2%
U.S. Government & Agency Issues         13.7%
Preferred Stocks                         1.2%
Short-Term Investments                   0.8%
Mortgage & Asset-Backed Securities       1.3%
Corporate Bonds                         79.8%

                             LKCM AQUINAS VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS - 97.4%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.6%
  General Dynamics Corporation                4,700  $  536,035
  Honeywell International Inc.               21,440     798,640
  United Technologies Corporation             4,000     223,640
                                                     ----------
                                                      1,558,315
                                                     ----------
BEVERAGES - 2.5%
  The Coca-Cola Company                      15,000     604,650
  PepsiCo, Inc.                               7,660     452,553
                                                     ----------
                                                      1,057,203
                                                     ----------
BIOTECHNOLOGY - 1.3%
  Genzyme Corporation (a)                     7,800     552,084
                                                     ----------

BUILDING PRODUCTS - 3.2%
  American Standard Companies Inc.           17,500     699,125
  Masco Corporation                          22,500     679,275
                                                     ----------
                                                      1,378,400
                                                     ----------
CHEMICALS - 8.0%
  Air Products and Chemicals, Inc.           15,000     887,850
  The Dow Chemical Company                   16,000     701,120
  E.I. du Pont de Nemours and Company        15,000     637,500
  Praxair, Inc.                              22,080   1,169,357
                                                     ----------
                                                      3,395,827
                                                     ----------
COMMERCIAL BANKS - 4.3%
  Bank of America Corporation                26,544   1,225,006
  The South Financial Group, Inc.            22,500     619,650
                                                     ----------
                                                      1,844,656
                                                     ----------
COMMUNICATIONS EQUIPMENT - 1.8%
  Cisco Systems, Inc. (a)                    45,000     770,400
                                                     ----------

COMPUTERS & PERIPHERALS - 2.6%
  International Business Machines
     Corporation                             13,550   1,113,810
                                                     ----------

CONSTRUCTION & ENGINEERING - 1.8%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                      30,000     756,300
                                                     ----------

DIVERSIFIED FINANCIAL SERVICES - 5.7%
  Citigroup Inc.                             29,487   1,431,004
  JPMorgan Chase & Co.                       25,000     992,250
                                                     ----------
                                                      2,423,254
                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
  ALLTEL Corporation                          6,400     403,840
  AT&T Inc.                                  35,000     857,150
  BellSouth Corporation                      15,500     420,050
                                                     ----------
                                                      1,681,040
                                                     ----------
ENERGY EQUIPMENT & SERVICES - 1.3%
  Hanover Compressor Company (a)             40,000     564,400
                                                     ----------

FOOD & STAPLES RETAILING - 1.9%
  CVS Corporation                            30,000     792,600
                                                     ----------

FOOD PRODUCTS - 1.7%
  General Mills, Inc.                        15,000     739,800
                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
  Baxter International Inc.                  31,740   1,195,011
                                                     ----------


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 3.2%
  UnitedHealth Group Incorporated             8,600  $  534,404
  WellPoint Inc. (a)                         10,200     813,858
                                                     ----------
                                                      1,348,262
                                                     ----------
HOTELS RESTAURANTS & LEISURE - 1.5%
  McDonald's Corporation                     19,600     660,912
                                                     ----------

HOUSEHOLD DURABLES - 1.6%
  Newell Rubbermaid Inc.                     28,200     670,596
                                                     ----------

HOUSEHOLD PRODUCTS - 1.1%
  Kimberly-Clark Corporation                  7,890     470,638
                                                     ----------

INDUSTRIAL CONGLOMERATES - 3.9%
  General Electric Company                   22,500     788,625
  Tyco International Ltd. (b)                30,000     865,800
                                                     ----------
                                                      1,654,425
                                                     ----------
INSURANCE - 7.3%
  The Allstate Corporation                    8,200     443,374
  American International Group, Inc.         15,000   1,023,450
  Genworth Financial Inc. - Class A          25,000     864,500
  Lincoln National Corporation               15,000     795,450
                                                     ----------
                                                      3,126,774
                                                     ----------
INVESTMENT BANK & BROKERAGE - 5.6%
  The Goldman Sachs Group, Inc.              10,000   1,277,100
  Morgan Stanley                             20,000   1,134,800
                                                     ----------
                                                      2,411,900
                                                     ----------
IT SERVICES - 3.6%
  Accenture Ltd. - Class A (b)               30,000     866,100
  Computer Sciences Corporation (a)          12,900     653,256
                                                     ----------
                                                      1,519,356
                                                     ----------
MACHINERY - 2.0%
  Caterpillar Inc.                           15,000     866,550
                                                     ----------

MEDIA - 1.5%
  The Walt Disney Company                    27,120     650,066
                                                     ----------

MULTILINE RETAIL - 3.1%
  J.C. Penney Company, Inc.                   4,000     222,400
  Target Corporation                         20,000   1,099,400
                                                     ----------
                                                      1,321,800
                                                     ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.6%
  Duke Energy Corporation                    25,200     691,740
                                                     ----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.9%
  Burlington Resources Inc.                   6,800     586,160
  Chevron Corporation                        21,926   1,244,739
  ConocoPhillips                             16,660     969,279
  Devon Energy Corporation                    8,900     556,606
                                                     ----------
                                                      3,356,784
                                                     ----------
PAPER & FOREST PRODUCTS - 2.3%
  Weyerhaeuser Company                       15,000     995,100
                                                     ----------

PETROLEUM REFINING - 1.3%
  Exxon Mobil Corporation                    10,000     561,700
                                                     ----------

                     See notes to the financial statements.

                             LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005

---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
SPECIALTY RETAIL - 1.9%
  The Home Depot, Inc.                        6,900  $  279,312
  PETsMART, Inc.                             20,000     513,200
                                                     ----------
                                                        792,512
                                                     ----------
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
  America Movil S.A. de C.V. - ADR (b)       22,800     667,128
                                                     ----------

TOTAL COMMON STOCKS
    (Cost $35,209,033)                               41,589,343
                                                     ----------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.4%
---------------------------------------------------------------
MONEY MARKET FUNDS - 3.4%
  Columbia Money Market Reserves Fund -
    Capital Shares                        1,313,705   1,313,705
  Dreyfus Cash Management Fund -
    Investor Shares                         127,524     127,524
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $1,441,229)                                 1,441,229
                                                     ----------

TOTAL INVESTMENTS - 100.8%
  (Cost $36,650,262)                                 43,030,572

  Liabilities in Excess of Other Assets - (0.8)%       (340,843)
                                                     ----------

  TOTAL NET ASSETS - 100.0%                         $42,689,729
                                                    ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.


                     See notes to the financial statements.

                            LKCM AQUINAS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005


---------------------------------------------------------------
COMMON STOCKS - 93.3%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.9%
  Rockwell Collins, Inc.                     32,000  $1,487,040
  Teledyne Technologies Incorporated (a)     50,000   1,455,000
                                                     ----------
                                                      2,942,040
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
  FedEx Corp.                                15,000   1,550,850
                                                     ----------

BEVERAGES - 2.4%
  PepsiCo, Inc.                              30,000   1,772,400
                                                     ----------

BIOTECHNOLOGY - 2.6%
  Amgen Inc. (a)                             25,000   1,971,500
                                                     ----------

CHEMICALS - 2.1%
  Praxair, Inc.                              30,000   1,588,800
                                                     ----------

COMMUNICATIONS EQUIPMENT - 6.4%
  Cisco Systems, Inc. (a)                    60,000   1,027,200
  Corning Incorporated (a)                   55,000   1,081,300
  Harris Corporation                         20,000     860,200
  Motorola, Inc.                             80,000   1,807,200
                                                     ----------
                                                      4,775,900
                                                     ----------
COMPUTERS & PERIPHERALS - 3.8%
  Apple Computer, Inc. (a)                   20,000   1,437,800
  EMC Corporation (a)                       100,000   1,362,000
                                                     ----------
                                                      2,799,800
                                                     ----------
CONSTRUCTION & ENGINEERING - 2.0%
  Chicago Bridge & Iron Company N.V. -
    NY Shares - ADR (b)                      60,000   1,512,600
                                                     ----------

CONSUMER FINANCE - 1.4%
  American Express Company                   20,000   1,029,200
                                                     ----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
  Sprint Nextel Corporation                  60,000   1,401,600
                                                     ----------

ELECTRIC UTILITIES - 5.8%
  Consolidated Edison, Inc.                  47,200   2,186,776
  The Southern Company                       62,100   2,144,313
                                                     ----------
                                                      4,331,089
                                                     ----------
FOOD & STAPLES RETAILING - 4.2%
  United Natural Foods, Inc. (a)             60,000   1,584,000
  Walgreen Co.                               35,000   1,549,100
                                                     ----------
                                                      3,133,100
                                                     ----------
FOOD PRODUCTS - 1.8%
  Wm. Wrigley Jr. Company                    20,000   1,329,800
                                                     ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
  Alcon, Inc. (a) (b)                        13,000   1,684,800
  Sybron Dental Specialties, Inc. (a)        35,000   1,393,350
                                                     ----------
                                                      3,078,150
                                                     ----------
HEALTH CARE PROVIDERS & SERVICES - 3.5%
  UnitedHealth Group Incorporated            42,200   2,622,308
                                                     ----------
HOTELS RESTAURANTS & LEISURE - 2.6%
  Starwood Hotels & Resorts Worldwide, Inc.  30,000   1,915,800
                                                     ----------

INSURANCE - 4.0%
  Genworth Financial Inc. - Class A          50,000   1,729,000
  Prudential Financial, Inc.                 17,000   1,244,230
                                                     ----------
                                                      2,973,230
                                                     ----------



---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
INTERNET &CATALOG RETAIL - 1.7%
  eBay Inc. (a)                              30,000  $1,297,500
                                                     ----------

INTERNET SOFTWARE & SERVICES - 2.1%
  Yahoo!, Inc. (a)                           40,000   1,567,200
                                                     ----------

INVESTMENT BANK & BROKERAGE - 2.2%
  Lehman Brothers Holdings Inc.              13,000   1,666,210
                                                     ----------

MULTILINE RETAIL - 1.1%
  Target Corporation                         15,000     824,550
                                                     ----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 13.3%
  Burlington Resources Inc.                  20,000   1,724,000
  Chevron Corporation                        30,000   1,703,100
  Devon Energy Corporation                   35,000   2,188,900
  Occidental Petroleum Corporation           19,400   1,549,672
  Sunoco, Inc.                               35,000   2,743,300
                                                     ----------
                                                      9,908,972
                                                     ----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 4.5%
  Intel Corporation                          64,650   1,613,664
  Texas Instruments Incorporated             55,000   1,763,850
                                                     ----------
                                                      3,377,514
                                                     ----------
SOFTWARE - 3.6%
  Microsoft Corporation                      61,100   1,597,765
  Symantec Corporation (a)                   60,000   1,050,000
                                                     ----------
                                                      2,647,765
                                                     ----------
SPECIALTY RETAIL - 6.1%
  Chico's FAS, Inc. (a)                      20,000     878,600
  The Home Depot, Inc.                       59,000   2,388,320
  Urban Outfitters, Inc. (a)                 50,000   1,265,500
                                                     ----------
                                                      4,532,420
                                                     ----------
TEXTILES, APPAREL & LUXURY GOODS - 2.3%
  NIKE, Inc. - Class B                       20,000   1,735,800
                                                     ----------

WIRELESS TELECOMMUNICATION SERVICES - 1.8%
  SBA Communications Corporation -
    Class A (a)                              75,000  1,342,500
                                                     ----------

TOTAL COMMON STOCKS
    (Cost $64,252,683)                               69,628,598
                                                     ----------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 7.6%                             VALUE
---------------------------------------------------------------
MONEY MARKET FUNDS - 7.6%
  Columbia Money Market Reserves Fund -
    Capital Shares                        2,255,269   2,255,269
  Dreyfus Cash Management Fund -
    Investor Shares                       2,249,700   2,249,700
  Federated Treasury Obligations Fund -
    Institutional Shares                  1,160,166   1,160,166
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $5,665,135)                                 5,665,135
                                                     ----------

  TOTAL INVESTMENTS - 100.9%
    (Cost $69,917,818)                               75,293,733

  Liabilities in Excess of Other Assets - (0.9)%       (687,740)
                                                     ----------

  TOTAL NET ASSETS - 100.0%                         $74,605,993
                                                    ===========

  ADR  American Depository Receipt.
  (a)  Non-income producing security.
  (b)  Dollar-denominated foreign security.


                     See notes to the financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005


---------------------------------------------------------------
COMMON STOCKS - 96.2%                        SHARES       VALUE
---------------------------------------------------------------
AEROSPACE & DEFENSE - 0.9%
  Teledyne Technologies Incorporated (a)      2,100  $   61,110
                                                     ----------

AUTO COMPONENTS - 1.1%
  Drew Industries Incorporated (a)            2,700      76,113
                                                     ----------

BUILDING PRODUCTS - 0.7%
  Jacuzzi Brands, Inc.                        5,900      49,560
                                                     ----------

CAPITAL MARKETS - 1.8%
  Greenhill & Co., Inc.                       2,300     129,168
                                                     ----------

COMMERCIAL BANKS - 3.4%
  First State Bancorporation                  3,100      74,369
  Glacier Bancorp, Inc.                       2,400      72,120
  Hancock Holding Company                     2,300      86,963
  The South Financial Group, Inc.               300       8,262
                                                     ----------
                                                        241,714
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 5.6%
  Airgas, Inc.                                2,300      75,670
  John H. Harland Company                     1,700      63,920
  Mobile Mini, Inc. (a)                       2,800     132,720
  Monster Worldwide Inc. (a)                  3,100     126,542
                                                     ----------
                                                        398,852
                                                     ----------
CONSTRUCTION & ENGINEERING - 1.6%
  EMCOR Group, Inc. (a)                       1,700     114,801
                                                     ----------

DIVERSIFIED MANUFACTURING - 1.0%
  Raven Industries, Inc.                      2,400      69,240
                                                     ----------

EDUCATION SERVICES - 2.3%
  Laureate Education Inc. (a)                 1,700      89,267
  Universal Technical Institute Inc. (a)      2,400      74,256
                                                     ----------
                                                        163,523
                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
  National Instruments Corporation            1,700      54,485
  Photon Dynamics, Inc. (a)                   3,300      60,324
  Veeco Instruments Inc. (a)                  4,400      76,252
                                                     ----------
                                                        191,061
                                                     ----------
ENERGY EQUIPMENT & SERVICES - 5.1%
  Atwood Oceanics, Inc. (a)                   1,600     124,848
  Hornbeck Offshore Services, Inc. (a)        3,300     107,910
  Hydril (a)                                  1,100      68,860
  Superior Well Services, Inc. (a)            2,500      59,400
                                                     ----------
                                                        361,018
                                                     ----------
FOOD & STAPLES RETAILING - 5.7%
  Casey's General Stores, Inc.                3,500      86,800
  Central European Distribution Corporation (a)1,100     44,154
  The Pantry, Inc. (a)                        2,100      98,679
  Performance Food Group Company (a)          3,100      87,947
  Reddy Ice Holdings, Inc.                    3,900      85,059
                                                     ----------
                                                        402,639
                                                     ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.4%
  ArthroCare Corporation (a)                  3,500     147,490
  Aspect Medical Systems, Inc. (a)            3,700     127,095
  Hologic, Inc. (a)                           3,500     132,720
  IntraLase Corp (a)                          5,600      99,848
  Sybron Dental Specialties, Inc. (a)         2,200      87,582
                                                     ----------
                                                        594,735
                                                     ----------



---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 4.2%
  HealthExtras, Inc. (a)                      3,600  $   90,360
  PSS World Medical, Inc. (a)                 6,600      97,944
  Psychiatric Solutions, Inc. (a)             1,800     105,732
                                                     ----------
                                                        294,036
                                                     ----------
HOTELS, RESTAURANTS & LEISURE - 1.7%
  LIFE TIME FITNESS, Inc. (a)                 3,200     121,888
                                                     ----------

HOUSEHOLD DURABLES - 1.4%
  La-Z-Boy Incorporated                       2,800      37,968
  Tempur-Pedic International Inc. (a)         5,300      60,950
                                                     ----------
                                                         98,918
                                                     ----------
INFORMATION TECHNOLOGY SERVICES - 0.3%
  Ness Technologies Inc. (a)                  2,100      22,617
                                                     ----------

INSURANCE - 4.8%
  American Equity Investment Life Holding Company4,500   58,725
  Argonaut Group, Inc. (a)                    3,700     121,249
  Max Re Capital Ltd. (b)                     3,600      93,492
  Republic Companies Group, Inc.              4,400      68,112
                                                     ----------
                                                        341,578
                                                     ----------
MACHINERY - 3.2%
  Axsys Technologies, Inc. (a)                3,200      57,440
  Bucyrus International, Inc. - Class A       1,900     100,130
  CLARCOR Inc.                                2,400      71,304
                                                     ----------
                                                        228,874
                                                     ----------
MARINE - 1.2%
  Kirby Corporation (a)                       1,600      83,472
                                                     ----------

MEDIA - 2.1%
  Citadel Broadcasting Company                6,400      86,016
  Entravision Communications Corporation -
    Class A (a)                               8,800      62,656
                                                     ----------
                                                        148,672
                                                     ----------
METALS & MINING - 2.1%
  Allegheny Technologies, Inc.                2,500      90,200
  Earle M. Jorgensen Company (a)              5,900      54,457
                                                     ----------
                                                        144,657
                                                     ----------
OIL & GAS DRILLING - 1.0%
  Todco - Class A                             1,800      68,508
                                                     ----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.3%
  Bill Barrett Corporation (a)                2,100      81,081
  Denbury Resources Inc. (a)                  3,600      82,008
  Encore Acquisition Company (a)              2,800      89,712
  Petrohawk Energy Corporation (a)            5,900      77,998
  Quicksilver Resources, Inc. (a)             2,100      88,221
  Range Resources Corporation                 3,100      81,654
  St. Mary Land & Exploration Company         2,300      84,663
                                                     ----------
                                                        585,337
                                                     ----------
PHARMACEUTICALS - 1.6%
  Bentley Pharmaceuticals, Inc. (a)           7,000     114,870
                                                     ----------

                     See notes to the financial statements.

                           LKCM AQUINAS SMALL CAP FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005


---------------------------------------------------------------
COMMON STOCKS                                SHARES       VALUE
---------------------------------------------------------------
REAL ESTATE - 2.2%
  CB Richard Ellis Group, Inc. - Class A (a)  2,600  $  153,010
                                                     ----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.7%
  Advanced Energy Industries, Inc. (a)        5,700      67,431
  Microsemi Corporation (a)                   4,400     121,704
                                                     ----------
                                                        189,135
                                                     ----------
SOFTWARE - 6.7%
  Ariba, Inc. (a)                             8,800      64,680
  Embarcadero Technologies, Inc. (a)          9,300      67,704
  i2 Technologies, Inc. (a)                   5,200      73,372
  Micromuse Inc. (a)                         14,100     139,449
  Nuance Communications, Inc. (a)            17,100     130,473
                                                     ----------
                                                        475,678
                                                     ----------
SPECIALTY RETAIL - 5.1%
  Gamestop Corporation - Class A (a)          2,100      66,822
  Jos. A. Bank Clothiers, Inc. (a)            2,500     108,525
  The Sports Authority, Inc. (a)              2,300      71,599
  Tractor Supply Company (a)                  2,100     111,174
                                                     ----------
                                                        358,120
                                                     ----------
THRIFTS & MORTGAGE FINANCE - 0.7%
  City Bank                                   1,400      49,798
                                                     ----------

TRADING COMPANIES & DISTRIBUTORS - 2.9%
  Anixter International, Inc.                 2,300      89,976
  Hughes Supply, Inc.                         3,100     111,135
                                                     ----------
                                                        201,111
                                                     ----------

WATER UTILITIES - 1.8%
  Aqua America Inc.                           4,700     128,310
                                                     ----------

WIRELESS TELECOMMUNICATION SERVICES - 1.9%
  SBA Communications Corporation - Class A (a)7,500     134,250
                                                     ----------

TOTAL COMMON STOCKS
    (Cost $5,638,593)                                 6,796,373
                                                     ----------



---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.2%                SHARES       VALUE
---------------------------------------------------------------
MONEY MARKET FUNDS - 4.2%
  Columbia Money Market Reserves Fund -
    Capital Shares                          200,825  $  200,825
  Dreyfus Cash Management Fund -
    Investor Shares                          93,664      93,664
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $294,489)                                     294,489
                                                     ----------

  TOTAL INVESTMENTS - 100.4%
    (Cost $5,933,082)                                 7,090,862

  Liabilities in Excess of Other Assets - (0.4)%        (26,779)
                                                     ----------

  TOTAL NET ASSETS - 100.0%                          $7,064,083
                                                     ==========

(a)  Non-income producing security.
(b)  Dollar-denominated foreign security.

                     See notes to the financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005


---------------------------------------------------------------
                                          SHARES OR
ASSET BACKED                              PRINCIPAL
SECURITIES - 0.1%                            AMOUNT       VALUE
---------------------------------------------------------------
  FedEx Corp.
    Sinkable 01/15/2006
    Series 1981, Class C,
    7.02%, 01/15/2016                    $   52,028  $   55,789
                                                     ----------

TOTAL ASSET BACKED SECURITIES
    (Cost $56,217)                                       55,789
                                                     ----------

---------------------------------------------------------------
CORPORATE BONDS - 78.7%
---------------------------------------------------------------
AEROSPACE & DEFENSE - 3.0%
  General Dynamics Corporation
    4.50%, 08/15/2010                       500,000     492,519
  Raytheon Company
    5.50%, 11/15/2012                       447,000     457,819
  United Technologies Corporation
    6.35%, 03/01/2011                       300,000     320,075
                                                     ----------
                                                      1,270,413
                                                     ----------
ASSET MANAGEMENT - 1.0%
  Mellon Funding Corporation
    6.70%, 03/01/2008                       400,000     414,976
                                                     ----------

BUILDING PRODUCTS - 1.7%
  Masco Corporation:
    6.75%, 03/15/2006                       625,000     627,238
    5.75%, 10/15/2008                       100,000     101,869
                                                     ----------
                                                        729,107
                                                     ----------
CHEMICALS - 1.8%
  The Lubrizol Corporation
    5.50%, 10/01/2014                       750,000     753,286
                                                     ----------

COMMERCIAL BANKS - 1.4%
  Landesbank Baden-Wuerttemberg (b)
    6.35%, 04/01/2012                        45,000      49,160
  National City Bank
    6.20%, 12/15/2011                       500,000     529,711
                                                     ----------
                                                        578,871
                                                     ----------

COMMERCIAL SERVICES & SUPPLIES - 6.4%
  CP&L, Inc.
    6.80%, 08/15/2007                       300,000     308,308
  Ingersoll-Rand Company Ltd. (b)
    6.25%, 05/15/2006                       650,000     653,570
  International Lease Finance Corporation:
    6.375%, 03/15/2009                      540,000     561,275
    5.00%, 04/15/2010                        40,000      39,824
  Pitney Bowes Inc.
    3.875%, 06/15/2013                      600,000     559,918
  R. R. Donnelley & Sons Co.
    4.95%, 05/15/2010                        20,000      19,521
  Waste Management, Inc.
    7.00%, 10/15/2006                       565,000     572,873
                                                     ----------
                                                      2,715,289
                                                     ----------
COMMUNICATIONS EQUIPMENT - 1.9%
  Motorola, Inc.
    7.625%, 11/15/2010                      740,000     823,453
                                                     ----------

COMPUTERS & PERIPHERALS - 2.9%
  Hewlett-Packard Company
    5.50%, 07/01/2007                       750,000     756,328
  International Business Machines Corporation
    4.375%, 06/01/2009                      500,000     494,115
                                                     ----------
                                                      1,250,443
                                                     ----------



---------------------------------------------------------------
                                          SHARES OR
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.1%
  Centex Corporation
    7.50%, 01/15/2012                    $   40,000  $   43,552
                                                     ----------

CONSUMER FINANCE - 5.6%
  American General Finance Corporation:
    4.625%, 05/15/2009                      490,000     485,455
    4.00%, 03/15/2011                        35,000      33,148
  ASIF Global Financing XVIII (a)
    3.850%, 11/26/2007                      325,000     318,868
    (Acquired 01/06/2004, Cost $327,961)
  Capital One Bank
    6.875%, 02/01/2006                    1,000,000   1,001,633
  General Electric Capital Corporation
    4.25%, 12/01/2010                        30,000      29,315
  HSBC Finance Corporation
    6.50%, 11/15/2008                       510,000     531,140
                                                     ----------
                                                      2,399,559
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 1.2%
  AXA Financial, Inc.
    7.75%, 08/01/2010                        25,000      27,709
  CIT Group Inc.:
    4.125%, 02/21/2006                      200,000     199,923
    6.875%, 11/01/2009                      150,000     159,243
    4.75%, 12/15/2010                        30,000      29,532
  Textron Financial Corporation:
    5.875%, 06/01/2007                       60,000      60,744
    6.00%, 11/20/2009                        40,000      41,481
                                                     ----------
                                                        518,632
                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.8%
  360 Communications Company
    6.65%, 01/15/2008                       430,000     443,998
  ALLTEL Corporation
    7.00%, 07/01/2012                       150,000     165,133
  GTE Corporation
    6.36%, 04/15/2006                       765,000     768,055
  SBC Communications Inc.:
    5.75%, 05/02/2006                     1,000,000   1,002,610
    5.10%, 09/15/2014                        50,000      48,929
  Sprint Capital Corp.
    8.375%, 03/15/2012                       45,000      52,218
  Verizon Global Funding Corp.
    7.25%, 12/01/2010                        10,000      10,862
                                                     ----------
                                                      2,491,805
                                                     ----------
ELECTRIC UTILITIES - 1.5%
  TXU Corp.
    6.375%, 06/15/2006                      120,000     121,211
  TXU Energy Co.
    7.00%, 03/15/2013                       500,000     533,587
                                                     ----------
                                                        654,798
                                                     ----------
ELECTRICAL EQUIPMENT - 0.7%
  Arrow Electronics, Inc.
    9.15%, 10/01/2010                        40,000      45,770
  Emerson Electric Co.
    5.75%, 11/01/2011                       250,000     261,706
                                                     ----------
                                                        307,476
                                                     ----------
ENERGY EQUIPMENT & SERVICES - 1.2%
  Baker Hughes Incorporated
    6.00%, 02/15/2009                       455,000     470,006
  Halliburton Company
    5.50%, 10/15/2010                        40,000      40,897
                                                     ----------
                                                        510,903
                                                     ----------


                     See notes to the financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005


---------------------------------------------------------------
                                          SHARES OR
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
FOOD PRODUCTS - 1.2%
  The Hershey Company
    4.85%, 08/15/2015                    $  500,000  $  496,752
                                                     ----------

HOUSEHOLD PRODUCTS - 3.6%
  Kimberly-Clark Corporation
    5.625%, 02/15/2012                      600,000     626,317
  The Procter & Gamble Company
    Putable 09/01/2014
    8.00%, 09/01/2024                       675,000     900,358
                                                     ----------
                                                      1,526,675
                                                     ----------
INDUSTRIAL CONGLOMERATES - 1.4%
  Tyco International Group SA (b)
    6.375%, 02/15/2006                      600,000     600,997
                                                     ----------

INSURANCE - 1.8%
  The Hartford Financial Services Group, Inc.
    4.70%, 09/01/2007                       100,000      99,452
  John Hancock Global Funding II (a)
    5.625%, 06/27/2006                      365,000     366,349
    (Acquired 01/27/2004 and 06/06/2005,
    Cost $369,617)
  Massmutual Global Funding II (a)
    3.25%, 06/15/2007                       285,000     278,324
    (Acquired 12/03/2003, Cost $284,399)
                                                     ----------
                                                        744,125
                                                     ----------
INVESTMENT BANK & BROKERAGE - 5.5%
  The Bear Stearns Companies Inc.
    6.75%, 12/15/2007                       500,000     516,885
  Credit Suisse First Boston USA
    6.50%, 01/15/2012                        45,000      48,200
  The Goldman Sachs Group, Inc.
    5.15%, 01/15/2014                        30,000      29,851
  Lehman Brothers Holdings Inc.:
    6.625%, 02/05/2006                      500,000     500,820
    7.00%, 02/01/2008                       540,000     562,413
  Merrill Lynch & Co., Inc
    3.125%, 07/15/2008                      195,000     186,926
  Morgan Stanley
    4.75%, 04/01/2014                       545,000     523,568
                                                     ----------
                                                      2,368,663
                                                     ----------
IT SERVICES - 1.2%
  First Data Corporation
    4.95%, 06/15/2015                       550,000     521,689
                                                     ----------

MACHINERY - 1.1%
  Dover Corporation
    6.50%, 02/15/2011                       450,000     482,099
                                                     ----------

MEDIA - 3.3%
  Viacom Inc.
    6.40%, 01/30/2006                       750,000     750,833
  The Walt Disney Company
    6.375%, 03/01/2012                      635,000     672,506
                                                     ----------
                                                      1,423,339
                                                     ----------
METALS & MINING - 1.5%
  Alcoa, Inc.
    6.00%, 01/15/2012                       600,000     629,109
                                                     ----------



---------------------------------------------------------------
                                          SHARES OR
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
MULTILINE RETAIL - 1.5%
  Target Corporation:
    6.35%, 01/15/2011                    $  100,000  $  106,687
    5.875%, 03/01/2012                      500,000     525,914
                                                     ----------
                                                        632,601
                                                     ----------
MULTI-UTILITIES & UNREGULATED POWER - 0.1%
  Sempra Energy
    4.621%, 05/17/2007                       60,000      59,594
                                                     ----------

OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.4%
  Apache Corporation
    6.25%, 04/15/2012                       690,000     742,423
  Burlington Resources Finance Company (b)
    6.68%, 02/15/2011                       400,000     431,752
  Occidental Petroleum Corporation
    6.75%, 01/15/2012                       648,000     712,131
  Ocean Energy Inc.
    4.375%, 10/01/2007                      238,000     235,400
  ONEOK, Inc.
    5.20%, 06/15/2015                        40,000      39,352
  Texaco Capital Inc.
    8.25%, 10/01/2006                       500,000     509,333
  Union Pacific Resources Group Inc.
    7.00%, 10/15/2006                       750,000     759,821
  USX Corporation
    9.125%, 01/15/2013                      409,000     502,231
  XTO Energy, Inc.
    6.25%, 04/15/2013                       500,000     530,688
                                                     ----------
                                                      4,463,131
                                                     ----------
REAL ESTATE - 1.6%
  EOP Operating Limited Partnership:
    7.75%, 11/15/2007                       105,000     110,038
    4.65%, 10/01/2010                       525,000     509,211
  Health Care Property Investors, Inc.
    6.45%, 06/25/2012                        20,000      20,990
  Health Care REIT, Inc.
    8.00%, 09/12/2012                        50,000      55,827
                                                     ----------
                                                        696,066
                                                     ----------
RESTAURANTS - 1.5%
  McDonald's Corporation
    6.00%, 04/15/2011                       610,000     637,891
                                                     ----------

ROAD & RAIL - 0.1%
  Burlington Northern Santa Fe Corporation
    6.125%, 03/15/2009                       40,000      41,401
                                                     ----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.2%
  Applied Materials, Inc.
    6.75%, 10/15/2007                       500,000     513,637
                                                     ----------

SOFTWARE - 1.4%
  Oracle Corporation
    6.91%, 02/15/2007                       600,000     610,730
                                                     ----------

SPECIALTY RETAIL - 2.9%
  The Home Depot, Inc.
    4.625%, 08/15/2010                      500,000     497,312
  Lowe's Companies, Inc.
    8.25%, 06/01/2010                       650,000     736,218
                                                     ----------
                                                      1,233,530
                                                     ----------


                     See notes to the financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                DECEMBER 31, 2005


---------------------------------------------------------------
                                          SHARES OR
CORPORATE                                 PRINCIPAL
BONDS                                        AMOUNT       VALUE
---------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 1.2%
  Hughes Supply, Inc.
    5.50%, 10/15/2014                    $  530,000  $  516,468
                                                     ----------

TOTAL CORPORATE BONDS
    (Cost $33,848,442)                               33,661,060
                                                     ----------

---------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 1.2%
---------------------------------------------------------------
  Chase Commercial Mortgage Securities Corp.
    Series 1997-1, Class A-2,
    7.37%, 06/19/2029                       136,562     138,545
  Heller Financial Commercial Mortgage
    Series 2000-PH-1, Class A-1,
    7.715%, 01/15/2034                      198,897     201,637
  Morgan Stanley Capital I
    Series 1997-WF1, Class A-2,
    7.22%, 07/15/2029                       165,921     169,040
                                                     ----------

TOTAL MORTGAGE BACKED SECURITIES
    (Cost $517,939)                                     509,222
                                                     ----------

---------------------------------------------------------------
MUNICIPAL BONDS - 3.2%
---------------------------------------------------------------
  California Statewide Communities Development
    4.00%, 11/15/2006                       655,000     650,926
  Fiscal Year 2005 Securitization Corp. NY
    3.40%, 08/15/2008                       330,000     325,650
  Southern California Public Power Authority
    Power Project
    6.93%, 05/15/2017                       330,000     386,549
                                                     ----------

TOTAL MUNICIPAL BONDS
    (Cost $1,366,912)                                 1,363,125
                                                     ----------

---------------------------------------------------------------
PREFERRED STOCKS - 1.2%
---------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.2%
  The Goldman Sachs Group, Inc.              20,000     510,500
                                                     ----------

TOTAL PREFERRED STOCKS
    (Cost $500,000)                                     510,500
                                                     ----------

---------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY ISSUES - 13.5%
---------------------------------------------------------------
FANNIE MAE - 0.3%
  6.00%, 05/15/2011                         120,000     127,062
                                                     ----------

FEDERAL HOME LOAN BANK - 3.5%
  3.50%, 08/15/2006                         125,000     124,154
  5.75%, 10/15/2007                         855,000     871,568
    Putable 04/15/2006
  4.90%, 11/21/2007                         500,000     499,280
    Callable 11/21/2006
                                                     ----------
                                                      1,495,002
                                                     ----------
FREDDIE MAC - 4.3%
  5.25%, 01/15/2006                         750,000     750,140
  3.00%, 09/29/2006                         130,000     128,367
  4.20%, 12/28/2007                       1,000,000     987,728
                                                     ----------
                                                      1,866,235
                                                     ----------



---------------------------------------------------------------
                                          SHARES OR
U.S. GOVERNMENT &                         PRINCIPAL
AGENCY ISSUES                                AMOUNT       VALUE
---------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED BONDS - 1.3%
  3.625%, 01/15/2008                      $ 326,729  $  335,599
  1.625%, 01/15/2015                        219,064     211,114
                                                     ----------
                                                        546,713
                                                     ----------
U.S. TREASURY NOTES - 4.1%
  3.00%, 12/31/2006                         250,000     246,553
  6.50%, 02/15/2010                         115,000     124,088
  5.00%, 08/15/2011                       1,335,000   1,378,335
                                                     ----------
                                                      1,748,976
                                                     ----------

TOTAL U.S. GOVERNMENT & AGENCY ISSUES
    (Cost $5,875,613)                                 5,783,988
                                                     ----------

---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.7%
---------------------------------------------------------------
MONEY MARKET FUND - 0.7%
  Columbia Money Market Reserves Fund -
    Capital Shares                          320,373     320,373
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $320,373)                                     320,373
                                                     ----------

  TOTAL INVESTMENTS - 98.6%
    (Cost $42,485,496)                               42,204,057

  Other Assets in Excess of Liabilities - 1.4%          577,692
                                                     ----------

    TOTAL NET ASSETS - 100.0%                       $42,781,749
                                                    ===========

(a) Restricted security. Purchased shares in a private placement transaction. Resale to the public may require registration or may extend only to qualified institutional buyers. The aggregate amount was $963,541 representing 2.25% of the Portfolio.

(b)  Dollar-denominated foreign security.

                     See notes to the financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                              LKCM           LKCM          LKCM           LKCM
                                                                             AQUINAS        AQUINAS       AQUINAS        AQUINAS
                                                                           VALUE FUND     GROWTH FUND  SMALL CAP FUND FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value *................................................    $43,030,572    $75,293,733   $ 7,090,862   $42,204,057
Dividends and interest receivable......................................         79,078         71,491         8,558       633,506
Receivable for investments sold........................................             --             --       123,747            --
Receivable from Adviser................................................             --             --         3,768            --
Receivable for fund shares sold........................................         73,187         49,230         9,460       130,786
Other assets...........................................................          8,264         11,311        12,179        14,440
                                                                           -----------    -----------   -----------   -----------
  Total assets.........................................................     43,191,101     75,425,765     7,248,574    42,982,789
                                                                           -----------    -----------   -----------   -----------

LIABILITIES:
Payable for investments purchased......................................             --             --       157,506            --
Payable for investment advisory fees...................................         84,790        169,589            --        32,013
Payable for fund shares redeemed.......................................        325,523        496,296           400       119,625
Distribution expense payable...........................................         47,814         84,299         8,505            --
Accrued expenses and other liabilities.................................         43,245         69,588        18,080        49,402
                                                                           -----------    -----------   -----------   -----------
  Total liabilities....................................................        501,372        819,772       184,491       201,040
                                                                           -----------    -----------   -----------   -----------
NET ASSETS.............................................................    $42,689,729    $74,605,993   $ 7,064,083   $42,781,749
                                                                           ===========    ===========   ===========   ===========

NET ASSETS CONSIST OF:
Paid in capital........................................................    $38,188,878    $68,853,588   $ 7,163,854   $43,099,590
Undistributed net investment income....................................        118,223             --            --         8,793
Accumulated net realized gain (loss) on securities.....................     (1,997,682)       376,490    (1,257,551)      (45,195)
Net unrealized appreciation (depreciation) on investments..............      6,380,310      5,375,915     1,157,780      (281,439)
                                                                           -----------    -----------   -----------   -----------
Net assets.............................................................    $42,689,729    $74,605,993   $ 7,064,083   $42,781,749
                                                                           ===========    ===========   ===========   ===========

NET ASSETS.............................................................    $42,689,729    $74,605,993   $ 7,064,083   $42,781,749
Shares of beneficial interest outstanding
  (unlimited shares of no par value
  authorized)..........................................................      3,488,024      4,779,055     1,212,995     4,345,642
Net asset value per share
  (offering and redemption price)......................................    $     12.24    $     15.61   $      5.82   $      9.84
                                                                           ===========    ===========   ===========   ===========

* Cost of Investments..................................................    $36,650,262    $69,917,818   $ 5,933,082   $42,485,496
                                                                           ===========    ===========   ===========   ===========

                     See notes to the financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                               LKCM           LKCM          LKCM           LKCM
                                                                              AQUINAS        AQUINAS       AQUINAS        AQUINAS
                                                                            VALUE FUND     GROWTH FUND  SMALL CAP FUND FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends *............................................................    $   765,890    $ 1,023,579    $   33,522    $       --
Interest...............................................................         41,677        185,740         7,078     2,053,032
                                                                           -----------    -----------    ----------    ----------
  Total income.........................................................        807,567      1,209,319        40,600     2,053,032
                                                                           -----------    -----------    ----------    ----------

EXPENSES:
Investment advisory fees...............................................        405,965        653,080        81,661       276,521
Distribution expense...................................................         51,340         91,164        18,085            --
Administrative fees....................................................         58,009         90,027        18,019        63,718
Accounting and transfer agent fees and expenses........................         68,383        106,015        45,451        91,432
Professional fees......................................................         27,980         40,829         5,065        30,486
Federal and state registration.........................................         17,763         17,472        11,477        23,554
Custody fees and expenses..............................................          7,705          8,546         7,748        10,409
Reports to shareholders................................................          6,878         10,350         1,309         7,755
Trustees' fees.........................................................          4,101          6,200           745         4,498
Other..................................................................         14,278         17,122         2,294         3,596
                                                                           -----------    -----------    ----------    ----------
  Total expenses.......................................................        662,402      1,040,805       191,854       511,969
  Less, expense waiver and/or
    reimbursement......................................................        (12,204)        (2,516)      (66,559)      (81,750)
                                                                           -----------    -----------    ----------    ----------
  Net expenses.........................................................        650,198      1,038,289       125,295       430,219
                                                                           -----------    -----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)...........................................        157,369        171,030       (84,695)    1,622,813
                                                                           -----------    -----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.......................................      3,082,006        472,796       328,021       104,162
Net change in unrealized appreciation/depreciation on investments......     (1,537,265)     5,338,281       (35,568)     (901,763)
                                                                           -----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.......................................................      1,544,741      5,811,077       292,453      (797,601)
                                                                           -----------    -----------    ----------    ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS............................................    $ 1,702,110    $ 5,982,107    $  207,758    $  825,212
                                                                           ===========    ===========    ==========    ==========

* Net of foreign taxes withheld........................................    $     4,661    $       900    $       --    $       --
                                                                           ===========    ===========    ==========    ==========


                     See notes to the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                   VALUE FUND                    GROWTH FUND
                                                                           ---------------------------  ---------------------------
                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                           December 31,   December 31,  December 31,   December 31,
                                                                               2005           2004          2005           2004
                                                                           -----------    -----------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................   $   157,369    $    85,487   $   171,030   $  (275,424)
Net realized gain on investments........................................     3,082,006      3,596,010       472,796    12,380,564
Net change in unrealized appreciation/depreciation on investments.......    (1,537,265)     2,393,100     5,338,281    (7,734,783)
                                                                           -----------    -----------   -----------   -----------

    Net increase in net assets
      resulting from operations.........................................     1,702,110      6,074,597     5,982,107     4,370,357
                                                                           -----------    -----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................       (54,531)       (70,254)     (173,759)           --
Net realized gain on investments........................................            --             --    (1,731,877)           --
                                                                           -----------    -----------   -----------   -----------
                                                                               (54,531)       (70,254)   (1,905,636)           --
                                                                           -----------    -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE C)......................................    (1,722,864)    (3,709,191)   12,095,490    (3,754,649)
                                                                           -----------    -----------   -----------   -----------

    Total increase (decrease) in net assets.............................       (75,285)     2,295,152    16,171,961       615,708

NET ASSETS:
Beginning of period.....................................................    42,765,014     40,469,862    58,434,032    57,818,324
                                                                           -----------    -----------   -----------   -----------
End of period *.........................................................   $42,689,729    $42,765,014   $74,605,993   $58,434,032
                                                                           ===========    ===========   ===========   ===========

* Including undistributed net
  investment income of:.................................................   $   118,223    $    15,385   $        --   $        --
                                                                           ===========    ===========   ===========   ===========

                                                                                  LKCM AQUINAS                  LKCM AQUINAS
                                                                                 SMALL CAP FUND               FIXED INCOME FUND
                                                                           ---------------------------  ---------------------------
                                                                            Year Ended     Year Ended    Year Ended     Year Ended
                                                                            December 31,  December 31,  December 31,   December 31,
                                                                               2005           2004          2005           2004
                                                                            ----------     ----------   -----------   -----------
OPERATIONS:
Net investment income (loss)............................................     $ (84,695)    $ (125,751)  $ 1,622,813   $ 1,497,756
Net realized gain on investments........................................       328,021        311,210       104,162       864,922
Net change in unrealized appreciation/depreciation
  on investments........................................................       (35,568)        62,760      (901,763)     (512,123)
                                                                            ----------     ----------   -----------   -----------

    Net increase in net assets
      resulting from operations.........................................       207,758        248,219       825,212     1,850,555
                                                                            ----------     ----------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income...................................................            --             --    (1,626,609)   (1,675,211)
Net realized gain on investments........................................            --             --      (151,578)     (653,362)
                                                                            ----------     ----------   -----------   -----------
                                                                                    --             --    (1,778,187)   (2,328,573)
                                                                            ----------     ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FROM FUND SHARE TRANSACTIONS (NOTE C).................................      (719,033)        44,461    (2,381,653)    1,834,202
                                                                            ----------     ----------   -----------   -----------

    Total increase (decrease) in net assets.............................      (511,275)       292,680    (3,334,628)    1,356,184

NET ASSETS:
Beginning of period.....................................................     7,575,358      7,282,678    46,116,377    44,760,193
                                                                            ----------     ----------   -----------   -----------
End of period *.........................................................    $7,064,083     $7,575,358   $42,781,749   $46,116,377
                                                                            ==========     ==========   ===========   ===========

* Including undistributed net
  investment income of:.................................................    $       --     $       --   $     8,793   $        --
                                                                            ==========     ==========   ===========   ===========


                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                   LKCM AQUINAS VALUE FUND
                                                          --------------------------------------------------------------------------
                                                             Year           Year           Year            Year            Year
                                                             Ended          Ended          Ended           Ended           Ended
                                                          December 31,   December 31,   December 31,    December 31,    December 31,
                                                             20051           2004           2003            2002            2001
                                                            -------        -------         ------         -------         -------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $ 11.77        $ 10.17         $ 7.95         $ 10.22         $ 10.91
                                                            -------        -------         ------         -------         -------
Net investment income...................................       0.04           0.02           0.03            0.01            --
Net realized and unrealized gain (loss) on investments..       0.44           1.60           2.22           (2.27)          (0.69)
                                                            -------        -------         ------         -------         -------
    Total from investment operations....................       0.48           1.62           2.25           (2.26)          (0.69)
                                                            -------        -------         ------         -------         -------
Dividends from net investment income....................      (0.01)         (0.02)         (0.03)          (0.01)           --
                                                            -------        -------         ------         -------         -------
NET ASSET VALUE - END OF PERIOD.........................    $ 12.24        $ 11.77        $ 10.17          $ 7.95         $ 10.22
                                                            =======        =======        =======          ======         =======
TOTAL RETURN............................................      4.13%         15.93%         28.29%         (22.11)%         (6.29)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $42,690        $42,765        $40,470         $33,783         $45,155
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement............      1.55%          1.57%          1.59%           1.55%           1.49%
  After expense waiver and/or reimbursement.............      1.52%2         1.53%          1.50%           1.50%           1.49%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement............      0.34%          0.17%          0.21%           0.06%           0.01%
  After expense waiver and/or reimbursement.............      0.37%          0.21%          0.30%           0.11%           0.01%
Portfolio turnover rate.................................        71%            61%            70%             45%             64%

1 The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

2 The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                   LKCM AQUINAS GROWTH FUND
                                                          --------------------------------------------------------------------------
                                                             Year           Year           Year            Year            Year
                                                             Ended          Ended          Ended           Ended           Ended
                                                          December 31,   December 31,   December 31,    December 31,    December 31,
                                                             20051           2004           2003            2002            2001
                                                            -------        -------         ------         -------         -------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $ 14.67        $ 13.58         $ 11.26        $ 14.61         $ 17.41
                                                            -------        -------         -------        -------         -------
Net investment income (loss)............................       0.03          (0.07)          (0.08)         (0.10)          (0.12)
Net realized and unrealized gain (loss) on investments..       1.31           1.16            2.40          (3.25)          (2.68)
                                                            -------        -------         -------        -------         -------
    Total from investment operations....................       1.34           1.09            2.32          (3.35)          (2.80)
                                                            -------        -------         -------        -------         -------
Dividends from net investment income....................      (0.03)            --              --             --              --
Distributions from net realized gains...................      (0.37)            --              --             --              --
                                                            -------        -------         -------        -------         -------
    Total dividends and distributions...................      (0.40)            --              --             --              --
                                                            -------        -------         -------        -------         -------
NET ASSET VALUE - END OF PERIOD.........................    $ 15.61        $ 14.67         $ 13.58        $ 11.26         $ 14.61
                                                            =======        =======         =======        =======         =======
TOTAL RETURN............................................      9.15%          8.03%          20.60%       (22.93)%        (16.08)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $74,606        $58,434         $57,818        $48,773         $60,961
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement............      1.51%          1.55%           1.58%          1.54%           1.50%
  After expense waiver and/or reimbursement.............      1.51%2         1.53%           1.50%          1.50%           1.50%
Ratio of net investment income (loss) to
  average net assets:
  Before expense waiver and/or reimbursement............      0.25%        (0.50)%         (0.70)%        (0.86)%         (0.81)%
  After expense waiver and/or reimbursement.............      0.25%        (0.48)%         (0.62)%        (0.82)%         (0.81)%
Portfolio turnover rate.................................       114%           196%            105%            94%             99%

1 The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

2 The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                  LKCM AQUINAS SMALL CAP FUND
                                                          --------------------------------------------------------------------------
                                                             Year           Year           Year            Year            Year
                                                             Ended          Ended          Ended           Ended           Ended
                                                          December 31,   December 31,   December 31,    December 31,    December 31,
                                                             20051           2004           2003            2002            2001
                                                            ------         ------          ------         ------          ------
NET ASSET VALUE - BEGINNING OF PERIOD...................    $ 5.66         $ 5.50          $ 4.21         $ 6.08          $ 6.85
                                                            ------         ------          ------         ------          ------
Net investment loss.....................................     (0.07)2        (0.09)          (0.08)         (0.08)          (0.08)
Net realized and unrealized gain (loss) on investments..      0.23           0.25            1.37          (1.79)          (0.66)
                                                            ------         ------          ------         ------          ------
    Total from investment operations....................      0.16           0.16            1.29          (1.87)          (0.74)
                                                            ------         ------          ------         ------          ------
Distributions from net realized gains...................        --             --              --             --           (0.03)
                                                            ------         ------          ------         ------          ------
NET ASSET VALUE - END OF PERIOD.........................    $ 5.82         $ 5.66          $ 5.50         $ 4.21          $ 6.08
                                                            ======         ======          ======         ======          ======
TOTAL RETURN............................................     2.83%          2.91%          30.64%        (30.76)%        (10.83)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................    $7,064         $7,575          $7,283         $5,419          $6,208
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement............     2.65%          2.76%           2.99%          2.91%           2.81%
  After expense waiver and/or reimbursement.............     1.73%3         1.95%           1.95%          1.95%           1.95%
Ratio of net investment loss to average net assets:
  Before expense waiver and/or reimbursement............   (2.09)%        (2.62)%         (2.74)%        (2.72)%         (2.32)%
  After expense waiver and/or reimbursement.............   (1.17)%        (1.81)%         (1.70)%        (1.76)%         (1.46)%
Portfolio turnover rate.................................      148%           260%            161%           113%            102%

1 The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

2 Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

3 The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

                                                                                 LKCM AQUINAS FIXED INCOME FUND
                                                          --------------------------------------------------------------------------
                                                             Year           Year           Year            Year            Year
                                                             Ended          Ended          Ended           Ended           Ended
                                                          December 31,   December 31,   December 31,    December 31,    December 31,
                                                            20051           2004            2003            2002            2001
                                                           -------         -------         -------        -------         -------
                                                           -------         -------         -------        -------         -------
NET ASSET VALUE - BEGINNING OF PERIOD...................   $ 10.06         $ 10.16         $ 10.23        $ 10.07         $  9.73
                                                           -------         -------         -------        -------         -------
Net investment income...................................      0.37            0.34            0.35           0.50            0.55
Net realized and unrealized gain (loss) on investments..     (0.19)           0.09            0.14           0.21            0.34
                                                           -------         -------         -------        -------         -------
    Total from investment operations....................      0.18            0.43            0.49           0.71            0.89
                                                           -------         -------         -------        -------         -------
Dividends from net investment income....................     (0.36)          (0.38)          (0.40)         (0.50)          (0.55)
Distributions from net realized gains...................     (0.04)          (0.15)          (0.16)         (0.05)             --
                                                           -------         -------         -------        -------         -------
    Total dividends and distributions...................     (0.40)          (0.53)          (0.56)         (0.55)          (0.55)
                                                           -------         -------         -------        -------         -------
NET ASSET VALUE - END OF PERIOD.........................   $  9.84         $ 10.06         $ 10.16        $ 10.23         $ 10.07
                                                           =======         =======         =======        =======         =======
TOTAL RETURN............................................     1.75%           4.35%           4.90%          7.29%           9.33%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................   $42,782         $46,116         $44,760        $47,688         $49,256
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement............     1.11%           1.19%           1.20%          1.12%           1.09%
  After expense waiver and/or reimbursement.............     0.93%2          1.02%           1.00%          1.00%           1.00%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement............     3.34%           3.20%           3.23%          4.83%           5.34%
  After expense waiver and/or reimbursement.............     3.52%           3.37%           3.43%          4.95%           5.43%
Portfolio turnover rate.................................      152%            147%            276%           168%            158%

1 The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

2 The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.

                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: : LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. As described in Note F, on July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

     1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Luther King Capital Management Corporation (the "Adviser"). The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     2. FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

     4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

    5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

     6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

     8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

     9. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets.
                                    LKCM        LKCM        LKCM        LKCM
                                   AQUINAS     AQUINAS     AQUINAS     AQUINAS
                                   VALUE       GROWTH     SMALL CAP     FIXED
                                    FUND        FUND        FUND     INCOME FUND
Annual Advisory Rate                0.90%       0.90%       1.00%       0.60%
Annual Cap on Expenses              1.50%       1.50%       1.50%       0.80%

The Aquinas Value, Aquinas Growth, Aquinas Small-Cap and Aquinas Fixed Income Funds were the predecessor funds of the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds, respectively. All performance and operations reported for periods before July 11, 2005 represent the activity of the Aquinas Funds.

Prior to July 11, 2005, Aquinas Investment Advisers, Inc. was the adviser of the Funds. Under terms of the former advisory agreement, the adviser received a monthly fee at the following annual rate of the Funds' average daily net assets:
0.60% for the Fixed Income Fund, 1.00% for the Value and Growth Funds and 1.25% for the Small-Cap Fund.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Aquinas Funds. During 2005, total expenses of $168,802 related to such services that were performed by U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as custodian for all LKCM Aquinas Funds. Prior to July 11, 2005 another company served as transfer agent, administrator and accounting services agent for the Funds. Total expenses of $194,475 were incurred for such services.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCMFunds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund's average daily net assets for the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2005, fees accrued by the LKCM Aquinas Value, LKCMAquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $51,340, $91,164 and $18,085, respectively. The amount for the LKCMAquinas Small Cap Fund includes amounts accrued by its predecessor Fund.

C. FUND SHARES: At December 31, 2005, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       517,266    $ 6,199,674                         597,157    $ 6,339,497
Shares issued to shareholders in
  reinvestment of distributions                     4,597         53,536                           6,037         68,714
Shares redeemed                                  (666,873)    (7,976,246)                       (950,833)   (10,117,402)
Redemption fee                                                       172                                            --
                                               ----------    -----------                      ----------    -----------
Net decrease                                     (145,010)   $(1,722,864)                       (347,639)   $(3,709,191)
                                                             ===========                                    ===========
SHARES OUTSTANDING:
Beginning of period                             3,633,034                                      3,980,673
                                               ----------                                     ----------
End of period                                   3,488,024                                      3,633,034
                                               ==========                                     ==========

AQUINAS GROWTH FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                     1,599,321    $24,524,809                         551,118    $ 7,599,318
Shares issued to shareholders in
  reinvestment of distributions                   119,414      1,869,173                               --            --
Shares redeemed                                  (923,905)   (14,298,519)                       (823,813)   (11,353,967)
Redemption fee                                                        27                                             --
                                               ----------    -----------                      ----------    -----------
Net increase (decrease)                           794,830    $12,095,490                        (272,695)   $(3,754,649)
                                                             ===========                                    ===========
SHARES OUTSTANDING:
Beginning of period                             3,984,225                                      4,256,920
                                               ----------                                     ----------
End of period                                   4,779,055                                      3,984,225
                                               ==========                                     ==========

AQUINAS SMALL CAP FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       144,954    $   793,472                         270,091    $ 1,404,145
Shares redeemed                                  (269,227)    (1,512,510)                       (256,963)    (1,359,684)
Redemption fee                                                         5                                             --
                                               ----------    -----------                      ----------    -----------
Net increase (decrease)                          (124,273)   $  (719,033)                         13,128    $    44,461
                                                             ===========                                    ===========
SHARES OUTSTANDING:
Beginning of period                             1,337,268                                      1,324,140
                                               __________                                     __________
End of period                                   1,212,995                                      1,337,268
                                               ==========                                     ==========

AQUINAS FIXED INCOME FUND

                                                      YEAR ENDED                                     YEAR ENDED
                                                   DECEMBER 31, 2005                              DECEMBER 31, 2004
                                               -------------------------                      -------------------------
                                                 SHARES        AMOUNT                           SHARES        AMOUNT
                                               ----------    -----------                      ----------    -----------
Shares sold                                       651,383    $ 6,531,465                         631,349    $ 6,407,355
Shares issued to shareholders in
  reinvestment of distributions                   168,655      1,681,749                         223,611      2,263,062
Shares redeemed                                (1,060,527)   (10,597,055)                       (676,174)    (6,836,215)
Redemption fee                                                     2,188                                             --
                                               ----------    -----------                      ----------    -----------
Net increase (decrease)                          (240,489)   $(2,381,653)                        178,786    $ 1,834,202
                                                             ===========                                    ===========
SHARES OUTSTANDING:
Beginning of period                             4,586,131                                      4,407,345
                                               ----------                                     ----------
End of period                                   4,345,642                                      4,586,131
                                               ==========                                     ==========

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2005, a foundation owns or is trustee for greater than 10% of the shares outstanding for each of the Funds.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005 were as follows:

                                                        PURCHASES                                       SALES
                                                  U.S.                                           U.S.
                                               GOVERNMENT       OTHER                         GOVERNMENT       OTHER
                                               ----------   ------------                      ----------    -----------
LKCM Aquinas Value Fund                             $____   $ 29,304,843                           $____    $32,142,121
LKCM Aquinas Growth Fund                        2,328,428    120,026,244                       2,013,128     64,814,930
LKCM Aquinas Small Cap Fund                          ____     10,227,552                            ____     11,206,279
LKCM Aquinas Fixed Income Fund                 25,880,877     32,865,860                      30,838,181     34,313,012

E. TAX INFORMATION: At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                      LKCM                 LKCM                LKCM                 LKCM
                                                     AQUINAS              AQUINAS             AQUINAS              AQUINAS
                                                      VALUE               GROWTH             SMALL CAP              FIXED
                                                      FUND                 FUND                FUND              INCOME FUND
                                                  -----------          -----------          -----------          -----------
Cost of investments                               $36,734,683          $69,997,231          $ 5,933,082          $42,487,278
                                                  ===========          ===========          ===========          ===========
Gross unrealized appreciation                     $ 6,834,383          $ 7,374,855          $ 1,258,363          $   187,259
Gross unrealized depreciation                        (538,494)          (2,078,353)            (100,583)            (470,480)
                                                  -----------          -----------          -----------          -----------
Net unrealized appreciation (depreciation)        $ 6,295,889          $ 5,296,502          $ 1,157,780          $  (283,221)
                                                  ===========          ===========          ===========          ===========
Undistributed ordinary income                     $   118,223          $   455,653          $        --          $     8,793
Undistributed long-term capital gain                       --                  250                   --                   --
                                                  -----------          -----------          -----------          -----------
Total distributable earnings                      $   118,223          $   455,903          $        --          $     8,793
                                                  -----------          -----------          -----------          -----------
Other accumulated losses                          $(1,913,261)         $        --          $(1,257,551)         $   (43,413)
                                                  -----------          -----------          -----------          -----------
Total accumulated earnings (losses)               $ 4,500,851          $ 5,752,405          $   (99,771)         $  (317,841)
                                                  ===========          ===========          ===========          ===========

At December 31, 2005 the accumulated capital loss carryforwards were as follows:

                                              LKCM                 LKCM
                                             AQUINAS              AQUINAS
                                              VALUE              SMALL CAP
                                               FUND                 FUND
                                            ----------          -----------
Expiring in 2010                            $   45,373          $ 1,257,551
Expiring in 2011                             1,867,888                   --
                                            ----------          -----------
Total capital loss
  carryforwards                             $1,913,261          $ 1,257,551
                                            ==========          ===========


To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. For the year ended December 31, 2005, capital loss carryforwards of $3,081,715 and $319,311 were utilized by the LKCM Aquinas Value Fund and the LKCM Aquinas Small Cap Fund, respectively. At December 31, 2005, the LKCM Aquinas Fixed Income Fund had net realized losses from transactions between November 1, 2005 and December 31, 2005 of $43,413, which are deferred for tax purposes and will be recognized in 2006.

The tax components of dividends paid during the year ended December 31, 2005 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                             ----------            -------------
LKCM Aquinas Value Fund                         $ 54,531             $       --
LKCM Aquinas Growth Fund                         234,999              1,670,637
LKCM Aquinas Small Cap Fund                           --                     --
LKCM Aquinas Fixed Income Fund                 1,626,968                151,219

The tax components of dividends paid during the year ended December 31, 2004 were as follows:

                                              ORDINARY               LONG-TERM
                                               INCOME              CAPITAL GAINS
                                             ----------            -------------
LKCM Aquinas Value Fund                      $   70,254              $     --
LKCM Aquinas Growth Fund                             --                    --
LKCM Aquinas Small Cap Fund                          --                    --
LKCM Aquinas Fixed Income Fund                1,823,952               504,621

F. FUND REORGANIZATIONS: On June 16, 2005 the shareholders of the Aquinas Value Fund, Aquinas Growth Fund, Aquinas Small Cap Fund and Aquinas Fixed Income Fund ("Acquired Funds") approved an Agreement and Plan of Reorganization ("Reorganization Plan"), which qualified as tax-free exchanges for federal income tax purposes, providing for the transfer of assets and the assumption of liabilities of the respective Aquinas Funds to the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, LKCM Aquinas Small Cap Fund and the LKCM Aquinas Fixed Income Fund ("Acquiring Funds"), newly created series of the Trust. The Reorganization Plan provided for the acquisition by the Acquiring Funds of all of the assets of the Acquired Funds in exchange solely for the assumption of all of the liabilities of the respective Acquired Funds and the issuance of shares of the newly created Acquiring Funds distributed pro rata by the Acquired Funds to their respective shareholders in complete liquidation and termination of the Acquired Funds ("Reorganization"). The Acquiring Funds adopted all of the history of the respective Acquired Funds. Pursuant to the Reorganization Plan, each shareholder of the Acquired Funds received shares of the respective Acquiring Funds with the same net asset value as the shareholder had immediately prior to the Reorganization. On July 11, 2005 the reorganizations were completed. The following table illustrates the specifics of the reorganizations:

                                                SHARES ISSUED TO
                              ACQUIRED FUND      SHAREHOLDER OF       ACQUIRING FUND        COMBINED            TAX STATUS
                               NET ASSETS         ACQUIRED FUND         NET ASSETS         NET ASSETS           OF TRANSFER
Aquinas Value                  $43,400,127          3,637,931                --            $43,400,127          Non-taxable
Aquinas Growth                 $76,552,698          4,917,492                --            $76,552,698          Non-taxable
Aquinas Small Cap              $ 7,457,656          1,329,184                --            $ 7,457,656          Non-taxable
Aquinas Fixed Income           $48,176,914          4,785,981                --            $48,176,914          Non-taxable

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Aquinas Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, LKCM Aquinas Small Cap Fund, and LKCM Aquinas Fixed Income Fund (constituting the LKCM Aquinas Funds, hereafter referred to as the "Funds") at December 31, 2005, the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years ended December 31, 2004 and prior were audited by another independent registered public accounting firm whose opinion dated February 14, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
March 2, 2006

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                                DECEMBER 31, 2005

TAX INFORMATION: For the fiscal year 2005, the LKCM Aquinas Value and Aquinas Growth Funds designate 100.0% and 100.0%, respectively, of dividends from net investment income as qualified dividend income under the Jobs & Growth Tax Reconciliation Act of 2003. For the fiscal year 2005, 100.00% and 100.00% of the ordinary distributions paid by the LKCM Aquinas Value and Aquinas Growth Funds, respectively, qualify for the divided received deduction available to corporate shareholders.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAIABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

                       This page intentionally left blank.

INFORMATION ABOUT THE FUNDS' TRUSTEES:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                    TERM OF                                  PORTFOLIOS
                                                    OFFICE &        PRINCIPAL                IN FUND
                               POSITION(S)          LENGTH          OCCUPATION               COMPLEX            OTHER
NAME, ADDRESS                  HELD WITH            OF TIME         DURING PAST              OVERSEEN      DIRECTORSHIPS
AND AGE                        THE FUND             SERVED1         FIVE YEARS               BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                 Chairman             Since 2004      CEO, Texassystems,       9             Non-executive chairman
301 Commerce Street            of the                               LLC and CEO,                           of the board of AZZ
Suite 1600                     Board of Trustees                    Texaslearningsystems                   Incorporated, a
Fort Worth, Texas 76102                                             LLC since 1999; Dean,                  manufacturing company.
Age: 63                        Trustee              Since 1994      M.J. Neeley School of
                                                                    Business, Texas
                                                                    Christian University
                                                                    Business School from
                                                                    1987 to 2001.

------------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.          Trustee              Since 1994      Consultant; formerly     9             Priests Pension Fund
301 Commerce Street                                                 Consultant for                         of the Catholic Diocese
Suite 1600                                                          NASDAQ Corp. and                       of Fort Worth, Lay
Fort Worth, TX 76102                                                Vice President,                        Workers Pension Fund of
Age: 85                                                             Merrill Lynch &                        the Catholic Diocese
                                                                    Co., Inc.                              of Fort Worth,
                                                                                                           St. Joseph Health
                                                                                                           Care Trust, Catholic
                                                                                                           Schools Trust and
                                                                                                           Catholic Foundation
                                                                                                           of North Texas.


------------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell              Trustee              Since 2005      Consulting Services,     9             Red Robin Gourmet
301 Commerce Street                                                 CPA                                    Burgers, Inc.
Suite 1600
Fort Worth, TX 76102
Age: 63


INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2           Trustee, President   Since 1994      Chairman, President and  9             DK Leasing Corp (private
301 Commerce Street                                                 Director,                              plane), Employee
Fort Worth, TX 76102                                                Luther King Capital                    Retirement Systems of
Age: 65                                                             Management Corporation                 Texas, 4K Land & Cattle
                                                                    since 1979.                            Company, Hunt Forest
                                                                                                           Products (lumber),
                                                                                                           Ruston Industrial Corp.
                                                                                                           (forest products),
                                                                                                           Investment Company
                                                                                                           Association of America
                                                                                                           (trade organization),
                                                                                                           JLK Venture Corp
                                                                                                           (private equity),
                                                                                                           Southwestern Exposition
                                                                                                           & Livestock, Southwest
                                                                                                           JLK, Texas Christian
                                                                                                           University, Texas
                                                                                                           Southwestern
                                                                                                           Cattleraisers
                                                                                                           Foundation and
                                                                                                           Tyler Technologies
                                                                                                           (information
                                                                                                           management company
                                                                                                           for government
                                                                                                           agencies).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because he controls the Adviser.

                                                                  TERM OF
                                                                  OFFICE &                       PRINCIPAL
                                  POSITION(S)                     LENGTH                         OCCUPATION
NAME, ADDRESS                     HELD WITH                       OF TIME                        DURING PAST
AND AGE                           THE FUND                        SERVED                         FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.               President and                   Since                          Chairman, President and Director,
301 Commerce Street               Chief Executive                 1994                           Luther King Capital Management
Fort Worth, Texas 76102                                           Officer                           Corporation since 1979.
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Paul W. Greenwell                 Vice President                  Since                          Vice President, Luther King Capital
301 Commerce Street                                               1996                           Management since 1983.
Fort Worth, Texas 76102
Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jacqui Brownfield                 Vice President,                 Since                          Luther King Capital
301 Commerce Street               Chief Compliance                1994                           Management since 1987.
Fort Worth, Texas 76102                                           Officer, Secretary
Age: 44                           and Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Steven R. Purvis                  Vice President                  Since                          Director of Research, Luther King
301 Commerce Street                                               2000                           Capital Management since 1996.
Fort Worth, Texas 76102
Age: 40
------------------------------------------------------------------------------------------------------------------------------------

                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------

OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA            Jacqui Brownfield
   Trustee,                            Vice President, Chief Compliance Officer,
   President                           Secretary & Treasurer

   Paul W. Greenwell                   Richard Lenart
   Vice President                      Assistant Treasurer

   Steven R. Purvis, CFA               Jeffrey T. Rauman
   Vice President                      Assistant Secretary

   H. Kirk Downey                      James Tiegs
   Chairman of the Board               Assistant Secretary

   Richard J. Howell
   Trustee

   Earle A. Shields, Jr.
   Trustee
--------------------------------------------------------------------------------

INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Suite 1800
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.




U.S. Bancorp Fund Services, LLC                                  ---------------
P.O. Box 701                                                        PRESORTED
Milwaukee, WI 53201-0701                                            STANDARD
                                                                 USPOSTAGE PAID
                                                                  PERMIT #3602
                                                                 BERWYN, IL60402
                                                                 --------------

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2005         FYE  12/31/2004
----------------------------- ----------------------- -----------------------
Audit Fees                    $130,400                $67,200
Audit-Related Fees            $0                      $0
Tax Fees                      $30,275                 $18,150
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------ -------------------- -------------------
Non-Audit Related Fees               FYE  12/31/2005      FYE  12/31/2004
------------------------------------ -------------------- -------------------
Registrant                           $30,275              $18,150
Registrant's Investment Adviser      $0                   $0
------------------------------------ -------------------- -------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant)  LKCM Funds

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  -----------------------------------------
                                  J. Luther King, Jr., President


         Date 3/10/2006
              -------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  -----------------------------------------
                                  J. Luther King, Jr., President

         Date 3/10/2006
             --------------------------------------------------------------

         By (Signature and Title) /s/ Jacqui Brownfield
                                  -----------------------------------------
                                  Jacqui Brownfield, Treasurer


         Date 3/10/2006
             -------------------------------------------------------------